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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-56443) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 22


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 31



                             VANGUARD HORIZON FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R.     GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482




         IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON JANUARY 25,
                  2004, PURSUANT TO PARAGRAPH (A) OF RULE 485.


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                     VANGUARD/(R)/ CAPITAL OPPORTUNITY FUND
            Investor Shares & Admiral /(TM)/Shares .January 25, 2005

This prospectus contains financial data for the Fund through the fiscal period ended September 30, 2004.


STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [THE VANGUARD GROUP /(R)/  LOGO]

VANGUARD CAPITAL OPPORTUNITY FUND
Investor Shares and Admiral Shares
Prospectus
January 25, 2005

An Aggressive Growth Stock Mutual Fund

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CONTENTS
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  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  5 MORE ON THE FUND
  9 THE FUND AND VANGUARD
 10 INVESTMENT ADVISOR
 11 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
13  SHARE PRICE
14 FINANCIAL HIGHLIGHTS
17 INVESTING WITH VANGUARD
   17 Buying Shares
   20 Converting Shares
   21 Redeeming Shares
   24 Exchanging Shares
   25 Other Rules You Should Know
   28 Fund and Account Updates
   29 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
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--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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 SHARE CLASS OVERVIEW

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
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1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in U.S. stocks, with an emphasis on companies that are considered to have prospects for rapid earnings growth. The Fund's investment advisor uses intensive, fundamental research to identify stocks that are expected to outperform the market over a three- to five-year time horizon and that are available at attractive prices relative to their fundamental values. The Fund may invest in foreign stocks and has the flexibility to engage in certain hedging and defensive techniques, such as short-selling stocks, purchasing put options, and temporarily increasing cash investments. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-capitalization growth stocks will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      -----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
[SCALE   -60%-120%]

        2004    21.65%
        2003    49.55
        2002   -27.94
        2001    -9.68
        2000    18.04
        1999    97.77
        1998    31.98
        1997    -7.93
        1996    13.41
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 37.61% (quarter ended December 31, 1999), and the lowest return for a quarter was -23.85% (quarter ended September 30, 2001).


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      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
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                                                                          SINCE
                                          1 YEAR      5 YEARS         INCEPTION*
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VANGUARD CAPITAL OPPORTUNITY FUND
 INVESTOR SHARES
 Return Before Taxes                       20.44%       6.92%             15.10%
 Return After Taxes on Distributions       20.35        6.35              14.34
 Return After Taxes on Distributions       13.40        5.65              13.13
  and Sale of Fund Shares
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VANGUARD CAPITAL OPPORTUNITY FUND
 ADMIRAL SHARES**
 Return Before Taxes                       20.57%           --              --
RUSSELL MIDCAP GROWTH INDEX (reflects no
  deduction for fees, expenses, or taxes)  15.48%      -3.36%              9.22%
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 *Since-inception returns are from August 14, 1995--the inception date of the Investor Shares--through December 31, 2004.
**From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2004, the average annual total returns were 11.94% for the Admiral Shares and 8.51% for the Russell Midcap Growth Index.
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NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

3

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.


                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fee:                                             None           None
Sales Charge (Load) Imposed on                            None           None
Reinvested Dividends:
Redemption Fee:                                            1%*            1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.51%          0.40%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.01%          0.01%

 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.52%          0.41%
*The 1% fee applies to shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



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                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
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Investor Shares      $158      $281      $291      $653
Admiral Shares        147       246       230       518
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 The one- and three-year figures above include the Fund's 1%redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
 The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.



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                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
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Investor Shares       $53      $167      $291      $653
Admiral Shares         42       132       230       518
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 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


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                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Capital Opportunity Fund's expense ratios in the fiscal period ended September 30, 2004, were as follows: for Investor Shares, 0.52%, or $5.20 per $1,000 of average net assets; for Admiral Shares, 0.41%, or $4.10 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISOR                 balance and tenure requirements
PRIMECAP Management Company,        Admiral Shares--May be converted to
Pasadena, Calif., since February   Investor Shares if you are no longer
1, 1998                            eligible for Admiral Shares

INCEPTION DATE                    NEWSPAPER ABBREVIATION
Investor Shares--August 14, 1995    Investor Shares--CapOp
Admiral Shares--November 12, 2001   Admiral Shares--CapOpAdml

NET ASSETS (ALL SHARE CLASSES)    VANGUARD FUND NUMBER
AS OF    SEPTEMBER 30, 2004        Investor Shares--111
 $7.5 billion                      Admiral Shares--5111
                                   CUSIP NUMBER
SUITABLE FOR IRAS                  Investor Shares--922038302
Yes                                Admiral Shares--922038500

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$25,000,         Investor Shares--VHCOX
including IRAs and custodial       Admiral Shares--VHCAX
accounts for minors
 Admiral Shares--$250,000
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5

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund's primary strategy is to invest in the stocks of companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund will invest in companies with strong industry positions, increasing sales, superior returns on equity, and talented management teams. In valuing stocks, the advisor seeks to quantify a firm's "fundamental value." Stock selection is based primarily on the ratio of a company's fundamental value to its current stock price, relative to a universe of comparable stocks. Companies with a high fundamental value relative to current stock price are generally sought.


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                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

 The Fund does not focus on companies of any particular size. However, small- and mid-cap stocks tend to represent a larger percentage of the assets in the Fund than they do in the overall stock market.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard/(R)/ fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $8 billion.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



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         U.S. STOCK MARKET RETURNS (1926-2004)
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                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
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Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
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 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


SECURITY SELECTION

PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.
 Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.

7

 Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.
 The advisor has the flexibility to engage in the following hedging and defensive techniques:
- The Fund may sell stock "short" (up to 10% of the Fund's net assets), if the stock's issuer is considered to have fundamental problems. A short sale occurs when an investor (such as the Fund) borrows stock and sells it, with the expectation of purchasing the stock at a lower price in time for delivery to the lender. Potential losses from a short sale are unlimited if the price of the stock rises instead of falls.
- The Fund may purchase put options (up to 10% of the Fund's net assets)--that is, the right to sell stock at a particular price within a specified period of time. The Fund would use this technique to hedge (or protect) investments in the stocks of companies considered to have fundamental difficulties.
- Routinely, the Fund may increase its cash investments up to 15% of net assets for defensive purposes.
 Altogether, the Fund may commit no more than 25% of its assets to these hedging and defensive strategies at any time.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELATIVE BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

 Besides investing in U.S. growth stocks, the Fund may make other kinds of investments to achieve its objective.
 Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION AND CUSTODIAL FEES

The Fund charges a fee on shares that are redeemed before they have been held for five years. This fee applies when shares are redeemed by selling, by exchanging to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See INVESTING WITH VANGUARD for more information about redemption and custodial fees.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

9

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for mid-cap growth funds was approximately 144%, as reported by Morningstar, Inc., on September 30, 2004.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.

 For the fiscal year ended September 30, 2004, the advisory fee represented an effective annual rate of 0.22% of the Fund's average net assets.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

 See the discussion regarding the basis for the board of trustees' approving the Fund's investment advisory contract in the Fund's report to shareholders that covers the period October 1, 2004, to March 31, 2005.

11


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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The managers primarily responsible for overseeing the Fund's investments are:

THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1998. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983;
and has managed assets in the Fund since 1998. Education: B.A., Williams College; M.B.A., Harvard Business School.

JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1998. Education: B.S., University of
California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

ALFRED W. MORDECAI, Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

Each of these four individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
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DIVIDENDS, CAPITAL GAINS, AND TAXES
FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

13

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

15


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $24.28 per share. During the period, each Investor Share earned $0.017 from investment income (interest and dividends), and $2.956 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.013 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $27.24, reflecting earnings of $2.973 per share and distributions of $0.013 per share. This was an increase of $2.96 per share (from $24.28 at the beginning of the period to $27.24 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.25% for the period.

 As of September 30, 2004, the Investor Shares had approximately $6.2 billion in net assets. For the period, the annualized expense ratio was 0.52% ($5.20 per
 $1,000 of net assets), and the annualized net investment income amounted to 0.06% of average net assets. The Fund sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------






CAPITAL OPPORTUNITY FUND INVESTOR SHARES

                                                                   Nov.1,
                                                                 2003, to             Year Ended October 31,
                                                                         --------------------------------------------------
                                                                Sept. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      2004*      2003       2002      2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $24.28    $16.54     $20.73    $30.16   $19.34   $11.47
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .017      .009        .01       .07     .161     .029
  Net Realized and Unrealized Gain (Loss)
    on Investments**                                                2.956     7.744     (4.13)    (7.42)   11.284    8.751
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                2.973     7.753     (4.12)    (7.35)   11.445    8.780
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.013)    (.013)      (.07)     (.16)   (.035)   (.015)
  Distributions from Realized Capital Gains                           --        --         --     (1.92)   (.590)   (.895)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.013)    (.013)      (.07)    (2.08)   (.625)   (.910)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $27.24    $24.28     $16.54    $20.73   $30.16   $19.34
===========================================================================================================================
TOTAL RETURN+                                                      12.25%    46.91%    -19.97%   -25.68%   60.37%   81.74%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $6,199    $5,120     $3,181    $4,454   $5,437   $1,289
  Ratio of Total Expenses to Average Net Assets                   0.52%++     0.59%      0.58%     0.60%    0.62%    0.75%
  Ratio of Net Investment Income to Average Net Assets            0.06%++     0.04%      0.07%     0.28%    0.64%    0.31%
  Portfolio Turnover Rate                                             10%       14%        14%       20%      15%      22%
===========================================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004. **Includes increases from redemption fees of $0.01, $0.01,
$0.03, $0.03, $0.02, and $0.01.
 +Total returns do not reflect the1% fee assessed on redemptions of shares held for less than five years.
++Annualized.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
                                                                      Nov.1,      Year     Nov.12,
                                                                    2003, to     Ended   2001** to
                                                                   Sept. 30,  Oct. 31,    Oct. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         2004*      2003        2002
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $56.11    $38.22      $50.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .096      .062         .07
 Net Realized and Unrealized Gain (Loss) on Investments+               6.828    17.894     (11.68)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     6.924    17.956     (11.61)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.074)    (.066)       (.17)
 Distributions from Realized Capital Gains                                 --         --           --
---------------------------------------------------------------------------------------------------
   Total Distributions                                                (.074)    (.066)       (.17)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $62.96    $56.11      $38.22
===================================================================================================
Total Return++                                                        12.36%    47.05%     -23.32%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $1,337      $840        $395
 Ratio of Total Expenses to Average Net Assets                        0.41%++     0.49%      0.50%++
 Ratio of Net Investment Income to Average Net Assets                 0.17%++     0.14%      0.17%++
 Portfolio Turnover Rate                                                 10%       14%         14%
===================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Inception.
 +Includes increases from redemption fees of $0.03, $0.03, and $0.07.
++Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
 ++Annualized.

17


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change this information, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $25,000 for regular accounts, IRAs, and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account. BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number. " For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day. BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

19

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

21

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com. BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

REDEMPTION FEES
The Fund charges a 1% fee on shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.
 We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within

Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation, or court order.

 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another
Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

23

Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance, or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.


 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are: n Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.

25

- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile. " You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order. " The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
-    The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
-    Authorized signatures of all registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

27

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

29

ANNUAL AND SEMIANNUAL REPORTS
We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Capital Opportunity Fund twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
-    Performance assessments with comparisons with industry benchmarks.
-    Reports from the advisor.
- Financial statements with detailed listings of the Fund's holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD
ONLINE
VANGUARD.COM
-    For the most complete source of Vanguard news
-    For fund, account, and service information n For most account transactions
-    For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

INTERMEDIARY
                                 SALES SUPPORT
1-800-997-2798
-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors.
-    Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

31

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard Capital Opportunity Fund--111 (Investor Shares) or 5111 (Admiral Shares).



The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP LOGO /(R)/]
                                                           [VANGUARD LOGO /(R)/]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Capital Opportunity Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                          file number: 811-07239
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P111 012005

                     VANGUARD/(R)/ CAPITAL OPPORTUNITY FUND

              Investor Shares for Participants . January 25, 2005

STOCK
PROSPECTUS

This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                      [THE VANGUARD GROUP /(R)/]

VANGUARD CAPITAL OPPORTUNITY FUND
Investor Shares
Participant Prospectus

January 25, 2005


An Aggressive Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 11 SHARE PRICE

 12 FINANCIAL HIGHLIGHTS
 13 INVESTING WITH VANGUARD

 15 ACCESSING FUND INFORMATION
    BY COMPUTER


 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Fund's  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in U.S. stocks, with an emphasis on companies that are considered to have prospects for rapid earnings growth. The Fund's investment advisor uses intensive, fundamental research to identify stocks that are expected to outperform the market over a three- to five-year time horizon and that are available at attractive prices relative to their fundamental values. The Fund may invest in foreign stocks and has the flexibility to engage in certain hedging and defensive techniques, such as short-selling stocks, purchasing put options, and temporarily increasing cash investments. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from small- and mid-capitalization growth stocks will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      -----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
[SCALE   -60%-120%]

        2004    21.65%
        2003    49.55
        2002   -27.94
        2001    -9.68
        2000    18.04
        1999    97.77
        1998    31.98
        1997    -7.93
        1996    13.41
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 37.61% (quarter ended December 31, 1999), and the lowest return for a quarter was -23.85% (quarter ended September 30, 2001).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                      SINCE
                                          1 YEAR     5 YEARS       INCEPTION*
--------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund
 Investor Shares                           20.44%       6.92%          15.10%
Russell Midcap Growth Index (reflects no
  deduction for fees or expenses)          15.48       -3.36            9.22
--------------------------------------------------------------------------------
*Since-inception returns are from August 14, 1995--the inception date of the
 Investor Shares--through December 31, 2004.
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                       1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.51%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.52%
      *The 1% fee applies to shares redeemed within five years of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.



 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------
   $158         $281        $291         $653
------------------------------------------------



 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

3

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
     $53        $167       $291         $653
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Capital Opportunity Fund Investor Shares' expense ratio in the fiscal period ended September 30, 2004, was 0.52%, or $5.20 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         CapOp

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
PRIMECAP Management Company, Pasadena,   111
Calif., since February 1, 1998
                                         CUSIP NUMBER
INCEPTION DATE                           922038302
August 14, 1995
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VHCOX
SEPTEMBER 30, 2004
$7.5 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund's primary strategy is to invest in the stocks of companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund will invest in companies with strong industry positions, increasing sales, superior returns on equity, and talented management teams. In valuing stocks, the advisor seeks to quantify a firm's "fundamental value." Stock selection is based primarily on the ratio of a company's fundamental value to its current stock price, relative to a universe of comparable stocks. Companies with a high fundamental value relative to current stock price are generally sought.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------





[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


 The Fund does not focus on companies of any particular size. However, small- and mid-cap stocks tend to represent a larger percentage of the assets in the Fund than they do in the overall stock market.

5


 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $8 billion.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%,average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


SECURITY SELECTION


PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

 Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.

 Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.
 The advisor has the flexibility to engage in the following hedging and defensive techniques:
- The Fund may sell stock "short" (up to 10% of the Fund's net assets), if the stock's issuer is considered to have fundamental problems. A short sale occurs when an investor (such as the Fund) borrows stock and sells it, with the expectation of purchasing the stock at a lower price in time for delivery to the lender. Potential losses from a short sale are unlimited if the price of the stock rises instead of falls.
- The Fund may purchase put options (up to 10% of the Fund's net assets)--that is, the right to sell stock at a particular price within a specified period of time. The Fund would use this technique to hedge (or protect) investments in the stocks of companies considered to have fundamental difficulties.
- Routinely, the Fund may increase its cash investments up to 15% of net assets for defensive purposes.
 Altogether, the Fund may commit no more than 25% of its assets to these hedging and defensive strategies at any time.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELATIVE BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

 Besides investing in U.S. growth stocks, the Fund may make other kinds of investments to achieve its objective.
 Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expense of the Vanguard CMT Fund in which it invests.

7

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for five years. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee within certain institutional or retirement benefit plans for which Vanguard provides specialized recordkeeping and support services.


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for mid-cap growth funds was approximately 144%, as reported by Morningstar, Inc., on September 30, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------






THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

9

INVESTMENT ADVISOR


PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.


 For the fiscal year ended September 30, 2004, the advisory fee represented an effective annual rate of 0.22% of the Fund's average net assets.
 The advisor when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.


 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


 See the discussion regarding the basis for the board of trustees' approving the Fund's investment advisory contract in the Fund's report to shareholders that covers the period October 1, 2004, to March 31, 2005.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


 The managers primarily responsible for overseeing the Fund's investments are:

THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1998. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983;
and has managed assets in the Fund since 1998. Education: B.A., Williams College; M.B.A., Harvard Business School.

JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1998. Education: B.S., University of
California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

ALFRED W. MORDECAI, Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

Each of these four individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.

 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

11

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $24.28 per share. During the period, each Investor Share earned $0.017 from investment income (interest and dividends) and $2.956 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.013 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $27.24, reflecting earnings of $2.973 per share and distributions of $0.013 per share. This was an increase of $2.96 per share (from $24.28 at the beginning of the period to $27.24 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.25% for the period.

As of September 30, 2004, the Investor Shares had approximately $6.2 billion in net assets. For the period, the annualized expense ratio was 0.52% ($5.20 per $1,000 of net assets), and the annualized net investment income amounted to 0.06% of average net assets. The Fund sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

13



CAPITAL OPPORTUNITY FUND INVESTOR SHARES

                                                                   Nov.1,
                                                                 2003, to             Year Ended October 31,
                                                                         --------------------------------------------------
                                                                Sept. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      2004*      2003       2002      2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $24.28    $16.54     $20.73    $30.16   $19.34   $11.47
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .017      .009        .01       .07     .161     .029
  Net Realized and Unrealized Gain (Loss)
    on Investments**                                                2.956     7.744     (4.13)    (7.42)   11.284    8.751
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                2.973     7.753     (4.12)    (7.35)   11.445    8.780
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.013)    (.013)      (.07)     (.16)   (.035)   (.015)
  Distributions from Realized Capital Gains                           --        --         --     (1.92)   (.590)   (.895)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.013)    (.013)      (.07)    (2.08)   (.625)   (.910)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $27.24    $24.28     $16.54    $20.73   $30.16   $19.34
===========================================================================================================================
TOTAL RETURN+                                                      12.25%    46.91%    -19.97%   -25.68%   60.37%   81.74%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $6,199    $5,120     $3,181    $4,454   $5,437   $1,289
  Ratio of Total Expenses to Average Net Assets                   0.52%++     0.59%      0.58%     0.60%    0.62%    0.75%
  Ratio of Net Investment Income to Average Net Assets            0.06%++     0.04%      0.07%     0.28%    0.64%    0.31%
  Portfolio Turnover Rate                                             10%       14%        14%       20%      15%      22%
===========================================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004. **Includes increases from redemption fees of $0.01, $0.01,
$0.03, $0.03, $0.02, and $0.01.
 +Total returns do not reflect the1% fee assessed on redemptions of shares held for less than five years.
++Annualized.





INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

- You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL VANGUARD FUNDS, the following policy generally applies:
- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators my apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.

15


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.





The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP LOGO /(R)/}
                                                     [VANGUARD GROUP /(R)/ LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard Capital Opportunity Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                          file number: 811-07239
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I111 012005

VANGUARD/(R)/ CAPITAL OPPORTUNITY FUND

Admiral /(TM)/ Shares for Participants . January 25, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                      [THE VANGUARD GROUP /(R)/]

VANGUARD CAPITAL OPPORTUNITY FUND
Admiral Shares
Participant Prospectus

January 25, 2005


An Aggressive Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
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  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
  10 DIVIDENDS, CAPITAL GAINS, AND TAXES
  11 SHARE PRICE
  12 FINANCIAL HIGHLIGHTS
  13 INVESTING WITH VANGUARD
  15 ACCESSING FUND INFORMATION
     BY COMPUTER


 GLOSSARY OF INVESTMENT TERMS


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in U.S. stocks, with an emphasis on companies that are considered to have prospects for rapid earnings growth. The Fund's investment advisor uses intensive, fundamental research to identify stocks that are expected to outperform the market over a three- to five-year time horizon and that are available at attractive prices relative to their fundamental values. The Fund may invest in foreign stocks and has the flexibility to engage in certain hedging and defensive techniques, such as short-selling stocks, purchasing put options, and temporarily increasing cash investments. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from small- and mid-capitalization growth stocks will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS --ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[SCALE -60% - 120%]
                2004    21.78%
                2003    49.69
                2002   -27.88
      ----------------------------------------------------

     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 23.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.71% (quarter ended June 30, 2002).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR          INCEPTION*
--------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund
 Admiral Shares                                       20.57%            1 1.94%
Russell Midcap Growth Index (reflects
 no deduction for fees or expenses)                   15.48               8.51
--------------------------------------------------------------------------------
*Since inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2004.
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                       1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.40%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.41%
      *The 1% fee applies to shares redeemed within five years of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.



 The following examples are intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
     $147      $246        $230         $518
-------------------------------------------------



 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

3

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
     $42         $132       $230        $518
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Capital Opportunity Fund Admiral Shares' expense ratio in the fiscal period ended September 30, 2004, was 0.41%, or $4.10 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         CapOpAdml

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
PRIMECAP Management Company, Pasadena,   5111
Calif., since February 1, 1998
                                         CUSIP NUMBER
INCEPTION DATE                           922038500
Investor Shares--August 14, 1995
Admiral Shares--November 12, 2001        TICKER SYMBOL
                                         VHCAX
NET ASSETS (ALL SHARE CLASSES) AS OF
SEPTEMBER 30, 2004
$7.5 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund's primary strategy is to invest in the stocks of companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund will invest in companies with strong industry positions, increasing sales, superior returns on equity, and talented management teams. In valuing stocks, the advisor seeks to quantify a firm's "fundamental value." Stock selection is based primarily on the ratio of a company's fundamental value to its current stock price, relative to a universe of comparable stocks. Companies with a high fundamental value relative to current stock price are generally sought.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


 The Fund does not focus on companies of any particular size. However, small- and mid-cap stocks tend to represent a larger percentage of the assets in the Fund than they do in the overall stock market.

5


     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $8 billion.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


SECURITY SELECTION

PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for well-above-average growth in earnings, and strong management teams.
 Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.

 Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.
     The advisor has the flexibility to engage in the following hedging and defensive techniques: n The Fund may sell stock "short" (up to 10% of the Fund's net assets), if the stock's issuer is considered to have fundamental problems. A short sale occurs when an investor (such as the Fund) borrows stock and sells it, with the expectation of purchasing the stock at a lower price in time for delivery to the lender. Potential losses from a short sale are unlimited if the price of the stock rises instead of falls.
- The Fund may purchase put options (up to 10% of the Fund's net assets)--that is, the right to sell stock at a particular price within a specified period of time. The Fund would use this technique to hedge (or protect) investments in the stocks of companies considered to have fundamental difficulties.
- Routinely, the Fund may increase its cash investments up to 15% of net assets for defensive purposes.
 Altogether, the Fund may commit no more than 25% of its assets to these hedging and defensive strategies at any time.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELATIVE BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

 Besides investing in U.S. growth stocks, the Fund may make other kinds of investments to achieve its objective.
 Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

7

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for five years. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee within certain institutional or retirement benefit plans for which Vanguard provides recordkeeping and support services.


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for mid-cap growth funds was approximately 144%, as reported by Morningstar, Inc., on September 30, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost"  basis,  with no  profit  component,  which  helps to keep the  funds'
expenses                                                                    low.
--------------------------------------------------------------------------------

9

INVESTMENT ADVISOR

PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.
 For the fiscal year ended September 30, 2004, the advisory fee represented an effective annual rate of 0.22% of the Fund's average net assets.
 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.
 See the discussion regarding the basis for the board of trustees' approving the Fund's investment advisory contract in the Fund's report to shareholders that covers the period October 1, 2004, to March 31, 2005.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The managers primarily responsible for overseeing the Fund's investments are:

THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1998. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983;
and has managed assets in the Fund since 1998. Education: B.A., Williams College; M.B.A., Harvard Business School.

JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1998. Education: B.S., University of
California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

ALFRED W. MORDECAI, Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

Each of these four individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.

 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

11

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Fund's Admiral Shares as an example. The Admiral Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $56.11 per share. During the period, each Admiral Share earned $0.096 from investment income (interest and dividends) and $6.828 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.074 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $62.96, reflecting earnings of $6.924 per share and distributions of $0.074 per share. This was an increase of $6.85 per share (from $56.11 at the beginning of the period to $62.96 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.36% for the period.

As of September 30, 2004, the Admiral Shares had approximately $1.3 billion in net assets. For the period, the annualized expense ratio was 0.41% ($4.10 per $1,000 of net assets), and the net investment income amounted to 0.17% of average net assets. The Fund sold and replaced securities valued at 10% of its net assets.
--------------------------------------------------------------------------------

13



CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
                                                                      Nov.1,      Year     Nov.12,
                                                                    2003, to     Ended   2001** to
                                                                   Sept. 30,  Oct. 31,    Oct. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         2004*      2003        2002
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $56.11    $38.22      $50.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .096      .062         .07
 Net Realized and Unrealized Gain (Loss) on Investments+               6.828    17.894     (11.68)
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     6.924    17.956     (11.61)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.074)    (.066)       (.17)
 Distributions from Realized Capital Gains                                 --         --           --
---------------------------------------------------------------------------------------------------
   Total Distributions                                                (.074)    (.066)       (.17)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $62.96    $56.11      $38.22
===================================================================================================
Total Return++                                                        12.36%    47.05%     -23.32%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $1,337      $840        $395
 Ratio of Total Expenses to Average Net Assets                        0.41%++     0.49%      0.50%++
 Ratio of Net Investment Income to Average Net Assets                 0.17%++     0.14%      0.17%++
 Portfolio Turnover Rate                                                 10%       14%         14%
===================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Inception.
 +Includes increases from redemption fees of $0.03, $0.03, and $0.07.
++Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
 ++Annualized.




INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined

NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

-    You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.
- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL VANGUARD FUNDS, the following policy generally applies:
- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.


 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.

15


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



The Vanguard Group, Vanguard, Plain Talk, Admiral, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                   (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP LOGO /(R)/]
                                                 [THE VANGUARD GROUP /(R)/ LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard Capital Opportunity Fund, the following documents are available free upon request:


                                                       ANNUAL/SEMIANNUAL REPORTS
                                                                 TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                          file number: 811-07239
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                    I5111 012005

                        VANGUARD/(R)/ GLOBAL EQUITY FUND
                       Investor Shares . January 25, 2005

This prospectus contains financial data for the Fund through the fiscal period ended September 30, 2004.


STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [THE VANGUARD GROUP /(R)/  LOGO]

VANGUARD GLOBAL EQUITY FUND
Prospectus
January 25, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  11 THE FUND AND VANGUARD
  11 INVESTMENT ADVISORS
  13 DIVIDENDS, CAPITAL GAINS, AND TAXES
  15 SHARE PRICE
  15 FINANCIAL HIGHLIGHTS
 17 INVESTING WITH VANGUARD
   17 Buying Shares
   19 Redeeming Shares
   21 Exchanging Shares
   23 Other Rules You Should Know
   26 Fund and Account Updates
   27 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests primarily in U.S. and foreign stocks chosen mainly on the basis of bottom-up stock analysis. The Fund typically invests across a wide range of industries, and its holdings are expected to represent a mix of value and growth stocks, as well as a mix of established and emerging stock markets. The Fund uses multiple investment advisors. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[SCALE -20% - 60%]

        2004    20.09%
        2003    44.51
        2002    -5.61
        2001    -3.73
        2000    -0.17
        1999    25.95
        1998     9.39
        1997     6.91
        1996    15.59
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.92% (quarter ended June 30, 2003), and the lowest return for a quarter was -18.83% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                1 YEAR   5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY FUND

 Return Before Taxes                             20.09%      9.50%        11.74%
 Return After Taxes on Distributions             19.44       8.46         10.35
 Return After Taxes on Distributions and Sale
  of Fund Shares                                 13.51       7.71          9.62
--------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX** (reflects no      15.75%     -1.79%         7.62%
 deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
 *Since-inception returns are from August 14, 1995--the inception date of the Fund--through December 31, 2004.
**Morgan Stanley Capital International (MSCI).
--------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

3

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.82%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.08%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.90%





 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $92         $287       $498        $1,108
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Global Equity Fund's annualized expense ratio in the fiscal period ended September 30, 2004, was 0.90%, or $9.00 per $1,000 of average net assets. The average global stock mutual fund had expenses in 2003 of 1.85%, or $18.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        SUITABLE FOR IRAS
Distributed annually in December   Yes

INVESTMENT ADVISORS                MINIMUM INITIAL INVESTMENT
-Marathon Asset Management LLP,    $3,000; $1,000 for IRAs (excluding SEP-IRAs)
 London, England, since inception   and most custodial accounts for minors
-Acadian Asset Management, Inc.,
 Boston, Mass., since October      NEWSPAPER ABBREVIATION
 2004                              GlbEq

INCEPTION DATE                     VANGUARD FUND NUMBER
August 14, 1995                    129

NET ASSETS AS OF SEPTEMBER 30,     CUSIP NUMBER
2004                               922038203
$965 million
                                   TICKER SYMBOL
                                      VHGEX
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

5

MARKET EXPOSURE

The Fund invests in stocks from the United States and other countries, selecting securities that appear undervalued based on analyses of industry sectors and individual companies. Each company is evaluated on the basis of its management's strategies for new investments and for dealing with competition. The Fund is widely diversified across companies, industry sectors, and countries. The Fund holds growth stocks (characterized by relatively high prices in relation to such fundamental measures as current earnings and book value) and value stocks (characterized by relatively low prices in relation to earnings and book value). Under normal circumstances, the Fund will invest at least 80% of its assets in stocks. The Fund's policy of investing at least 80% of its assets in stocks may only be changed upon 60 days' notice to shareholders.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAPITALIZATION STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $7.7 billion.

U.S. STOCKS

The Fund invests in U.S. stocks as a primary investment strategy.
 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
       IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S.STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.


FOREIGN STOCKS

The Fund invests in foreign stocks as a primary investment strategy.
 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------






 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Fund in particular.

7


 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.




-----------------------------------------------------------------------------------------
                              RETURNS FOR VARIOUS STOCK MARKETS*
-----------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING          U.S.
                               MARKET             MARKET            MARKETS        MARKET
-----------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%        37.58%
1996                           21.09              -8.30              15.22         22.96
1997                           23.80             -25.87             -16.36         33.36
1998                           28.53               2.72             -18.39         28.58
1999                           15.89              56.65              60.88         21.04
2000                           -8.39             -25.78             -27.94         -9.10
2001                          -19.90             -25.40              -2.80        -11.89
2002                          -18.38              -9.29              -7.04        -22.10
2003                           38.54              38.48              58.81         28.68
2004                           20.88              18.98              26.68         10.88
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------


 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. COUNTRY RISK IS ESPECIALLY HIGH IN EMERGING MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As a secondary investment strategy, the Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings. Note that the Fund will not enter into such contracts for speculative purposes.
 Under normal circumstances, the Fund will not commit more than 20% of its assets to forward foreign currency exchange contracts.

SECURITY SELECTION

The Fund uses multiple investment advisors, each of which is responsible for managing a portion of the Fund's assets. Each advisor independently selects and maintains a portfolio of common stocks and other investments for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
 Marathon Asset Management LLP (Marathon-London), advisor for approximately 87% of the Fund's assets as of November 30, 2004, selects stocks principally on the basis of industry and company analysis, rather than focusing on particular regions or countries. For this reason, the portfolio's regional weightings--that is, its relative investment exposure in different geographic areas--will generally range from 50% to 150% or more of the weightings found in an unmanaged global equity index, such as the MSCI All Country World Index. The portfolio's relative weightings in individual sectors and stocks are also expected to differ markedly from the index weightings.
 In managing its portion of the Fund's assets--approximately 9% as of November 30, 2004--Acadian Asset Management (Acadian), utilizes a disciplined quantitative strategy and specializes in active developed and emerging markets equity strategies. All stocks in the global equity universe are evaluated across multiple quantitative factors.
 Acadian's quantitative investment process builds portfolios from the bottom up using proprietary valuation models that measure more than 20 stock factors, focusing on the ones that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock's expected return. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the Fund's benchmark index, desired level of risk, and transaction cost estimates.
 The Vanguard Group (Vanguard) manages a small portion (approximately 4%) of the Fund's assets to facilitate cash flows to and from the advisors. Vanguard typically invests its portion of the Fund's assets in both U.S. and foreign stock index futures and/or shares of exchange-traded funds.

     Generally, the Fund will limit its emerging markets holdings to no more than 20% of its assets. As a secondary investment strategy, the Fund will own companies with market values of less than $15 billion, which are considered small- to mid-cap by the Fund's investment advisors. However, the advisors will frequently select stocks with higher market values as well. For more details, see "Other Investment Policies and Risks. "

9

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in U.S. and foreign stocks, the Fund may make other kinds of investments to achieve its objective.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing the Fund's assets in VIPER Shares of other Vanguard funds. The Fund's assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that

Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues.
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for world stock funds was approximately 104%, as reported by Morningstar, Inc., on September 30, 2004.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

11

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
 Marathon-London, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is an investment advisory firm founded in 1986. Marathon-London provides asset management services to companies and institutions. As of September 30, 2004, Marathon-London managed about $24.7 billion in assets.
 Acadian, Ten Post Office Square, Boston, MA 02109, an affiliate of Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. As of September 30, 2004, Acadian managed about $8.7 billion in assets.
 The Fund pays its investment advisors--Marathon-London and Acadian--on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to Marathon-London and Acadian are increased or decreased based on each advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the MSCI All Country World Index over the same period.
 Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.

 For the fiscal period ended September 30, 2004, the advisory fee represented an effective annual rate of 0.30% of the Fund's average net assets before a performance-based increase of 0.08%.
 Each advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). Each advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISORS

 The managers primarily responsible for overseeing the Fund's investments are:

 JEREMY J. HOSKING, Director of Marathon-London. He has worked in investment management and has managed assets since 1979; has been with Marathon-London since 1986; and has managed the Fund since its inception. Education: M.A., Cambridge University.

 JOHN R. CHISHOLM, CFA, Executive Vice President and Co-CIO of Acadian. He has worked in investment management since 1984 and has been with Acadian since 1987. Education: B.S. and M.B.A., Massachusetts Institute of Technology.

 RONALD D. FRASHURE, CFA, President and Co-CIO of Acadian. He has worked in investment management since 1974 and has been with Acadian since 1988.
 Education: B.S., Massachusetts Institute of Technology; M.B.A., Harvard Business School.

 BRIAN K. WOLAHAN, CFA, Senior Vice President and Director of Research at Acadian. He has worked in investment management since 1985 and has been with Acadian since 1990. Education: B.S., Lehigh University; M.B.A., Massachusetts Institute of Technology.
--------------------------------------------------------------------------------

13

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

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                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

15

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Fund began the fiscal period ended September 30, 2004, with a net asset value (price) of $14.46 per share. During the period, the Fund earned $0.191 per share from investment income (interest and dividends) and $1.624 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.195 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $16.08, reflecting earnings of $1.815 per share and distributions of $0.195 per share. This was an increase of $1.62 per share (from $14.46 at the beginning of the period to $16.08 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 12.64% for the period.

 As of September 30, 2004, the Fund had approximately $965 million in net assets. For the period, its annualized expense ratio was 0.90% ($9.00 per $1,000 of net assets), and its annualized net investment income amounted to 1.47% of its average net assets. The Fund sold and replaced securities valued at 19% of its net assets.
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GLOBAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
                                              Nov.1, 2003,
                                              to Sept. 30,                          Year Ended October 31,
                                                          -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004*         2003       2002      2001     2000      1999
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $14.46       $10.48     $11.31    $13.71   $14.10    $12.11
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .191          .12        .09       .13       .26      .20
 Net Realized and Unrealized Gain (Loss
  on Investments                                     1.624         3.96       (.36)    (1.10)     .37      2.80
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.815         4.08       (.27)     (.97)     .63      3.00
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.130)        (.08)      (.12)     (.26)    (.18)     (.26)
 Distributions from Realized Capital Gains           (.065)        (.02)      (.44)    (1.17)    (.84)     (.75)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (.195)        (.10)      (.56)    (1.43)   (1.02)    (1.01)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $16.08       $14.46     $10.48    $11.31   $13.71    $14.10
==================================================================================================================
TOTAL RETURN**                                      12.64%        39.25%     -2.78%    -7.72%   4.45%    26.52%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                  $965         $664       $223      $144     $140      $125
Ratio of Total Expenses to Average Net Assets+     0.90%++        1.05%      1.19%     1.08%    0.70%     0.71%
Ratio of Net Investment Income
to Average Net Assets                              1.47%++        1.14%      0.86%     1.10%    1.88%     1.39%
Portfolio Turnover Rate                             19%            13%        14%        27%      31%       36%
==================================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004. **Total returns do not reflect the 1% fee assessed through
April 6, 2001, on redemptions of shares held in the Fund for less than five years.
 +Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.11%, 0.17%,
0.13%, (0.22%), and  (0.20%).
++Annualized.

17
--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--129. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received by Vanguard after that time receives a trade date of the first business day following the date of receipt. BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your

19

identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice.
This includes the right to reject any purchase request because of a history of frequent trading by the investor or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount. ^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason and without notice.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com. BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another
Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

21


^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.


     This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:
- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

23

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile. " You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 n Authorization to act on the account (as the account owner or by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order. " The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (stated in dollars, shares, or percent).

Written instructions also must include:
-    Authorized signatures of all registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
 You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
     When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with

25

Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Global Equity Fund twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisors.
- Financial statements with detailed listings of the Fund's holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address.

27

You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE

VANGUARD.COM
-    For the most complete source of Vanguard news
-    For fund, account, and service information
-    For most account transactions
-    For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

INTERMEDIARY
                                 SALES SUPPORT
1-800-997-2798
-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors
-    Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Global Equity Fund--129.







The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Fiduciary Services, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, and the ship [FLAG] are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK

The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION

Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR

An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP

An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The face value of a debt instrument or the amount of money put into an investment.

SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND

A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP LOGO /(R)/]
                                                  [THE VANGUARD GROUP/(R)/ LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Global Equity Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                          file number: 811-07239
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P129 012005

                        VANGUARD/(R)/ GLOBAL EQUITY FUND

                      For Participants . January 25, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.



STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [THE VANGUARD GROUP /(R)/  LOGO]

VANGUARD GLOBAL EQUITY FUND

Participant Prospectus
January 25, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  11 INVESTMENT ADVISORS
  12 DIVIDENDS, CAPITAL GAINS, AND TAXES
  13 SHARE PRICE
  13 FINANCIAL HIGHLIGHTS
  15 INVESTING WITH VANGUARD
  16 ACCESSING FUND INFORMATION
     BY COMPUTER


 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in U.S. and foreign stocks chosen mainly on the basis of bottom- up stock analysis. The Fund typically invests across a wide range of industries, and its holdings are expected to represent a mix of value and growth stocks, as well as a mix of established and emerging stock markets. The Fund uses multiple investment advisors. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

- Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[SCALE -20% - 60%]

        2004    20.09%
        2003    44.51
        2002    -5.61
        2001    -3.73
        2000    -0.17
        1999    25.95
        1998     9.39
        1997     6.91
        1996    15.59
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.92% (quarter ended June 30, 2003), and the lowest return for a quarter was -18.83% (quarter ended September 30, 2002).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                1 YEAR    5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Vanguard Global Equity Fund                      20.09%      9.50%        11.74%
MSCI All Country World Index **(reflects no      15.75      -1.79          7.62
 deduction for fees or expenses)
--------------------------------------------------------------------------------
 *Since-inception returns are from August 14, 1995--the inception date of the Fund--through December 31, 2004.
**Morgan Stanley Capital International (MSCI).
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.82%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.08%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.90%




 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

3



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $92         $287       $498        $1,108
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Global Equity Fund's annualized expense ratio in the fiscal period ended September 30, 2004, was 0.90%, or $9.00 per $1,000 of average net assets. The average global stock mutual fund had expenses in 2003 of 1.85%, or $18.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS               NET ASSETS AS OF SEPTEMBER 30, 2004
Distributed annually in December          $965 million

INVESTMENT ADVISORS                       NEWSPAPER ABBREVIATION
-Marathon Asset Management LLP, London,   GlbEq
 England, since inception
-Acadian Asset Management, Inc., Boston, VANGUARD FUND NUMBER
 Mass., since October 2004,               129
                                           CUSIP NUMBER
INCEPTION DATE                            922038203
August 14, 1995
                                          TICKER SYMBOL
                                          VHGEX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund invests in stocks from the United States and other countries, selecting securities that appear undervalued based on analyses of industry sectors and individual companies. Each company is evaluated on the basis of its management's strategies for new investments and for dealing with competition. The Fund is widely diversified across companies, industry sectors, and countries. The Fund holds growth stocks (characterized by relatively high prices in relation to such fundamental measures as current earnings and book value) and value stocks (characterized by relatively low prices in relation to earnings and book value). Under normal circumstances, the Fund will invest at least 80% of its assets in stocks. The Fund's policy of investing at least 80% of its assets in stocks may only be changed upon 60 days' notice to shareholders.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAPITALIZATION STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and

5


stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $7.7 billion.


U.S. STOCKS

The Fund invests in U.S. stocks as a primary investment strategy.
 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

FOREIGN STOCKS

The Fund invests in foreign stocks as a primary investment strategy.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Fund in particular.
 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.




-----------------------------------------------------------------------------------------
                              RETURNS FOR VARIOUS STOCK MARKETS*
-----------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING          U.S.
                               MARKET             MARKET            MARKETS        MARKET
-----------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%        37.58%
1996                           21.09              -8.30              15.22         22.96
1997                           23.80             -25.87             -16.36         33.36
1998                           28.53               2.72             -18.39         28.58
1999                           15.89              56.65              60.88         21.04
2000                           -8.39             -25.78             -27.94         -9.10
2001                          -19.90             -25.40              -2.80        -11.89
2002                          -18.38              -9.29              -7.04        -22.10
2003                           38.54              38.48              58.81         28.68
2004                           20.88              18.98              26.68         10.88
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------

7


 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Fund in particular.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. COUNTRY RISK IS ESPECIALLY HIGH IN EMERGING MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As a secondary investment strategy, the Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings. Note that the Fund will not enter into such contracts for speculative purposes.
 Under normal circumstances, the Fund will not commit more than 20% of its assets to forward foreign currency exchange contracts.

SECURITY SELECTION


The Fund uses multiple investment advisors, each of which is responsible for managing a portion of the Fund's assets. Each advisor independently selects and maintains a portfolio of common stocks and other investments for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
 Marathon Asset Management LLP (Marathon-London), advisor for approximately 87% of the Fund's assets as of November 30, 2004, selects stocks principally on the basis of industry and company analysis, rather than focusing on particular regions or countries. For this reason, the portfolio's regional weightings--that is, its relative investment exposure in different geographic areas--will generally range from 50% to 150% or more of the weightings found in an unmanaged global equity index, such as the MSCI All Country World Index. The portfolio's relative weightings in individual sectors and stocks are also expected to differ markedly from the index weightings.

 In managing its portion of the Fund's assets--approximately 9% as of November 30, 2004--Acadian Asset Management (Acadian), utilizes a disciplined quantitative strategy and specializes in active developed and emerging markets equity strategies. All stocks in the global equity universe are evaluated across multiple quantitative factors.
 Acadian's quantitative investment process builds portfolios from the bottom up using proprietary valuation models that measure more than 20 stock factors, focusing on the ones that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock's expected return. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the Fund's benchmark index, desired level of risk, and transaction cost estimates.
 The Vanguard Group (Vanguard) manages a small portion (approximately 4%) of the Fund's assets to facilitate cash flows to and from the advisors. Vanguard typically invests its portion of the Fund's assets in both U.S. and foreign stock index futures and/or shares of exchange-traded funds.
 Generally, the Fund will limit its emerging markets holdings to no more than 20% of its assets. As a secondary investment strategy, the Fund will own companies with market values of less than $15 billion, which are considered small- to mid-cap by the Fund's investment advisors. However, the advisors will frequently select stocks with higher market values as well. For more details, see "Other Investment Policies and Risks. "


[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in U.S. and foreign stocks, the Fund may make other kinds of investments to achieve its objective.

 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase them when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.
Vanguard receives no additional revenue from investing the Fund's assets in VIPER Shares of other Vanguard funds. The Fund's assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

9


CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues.
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for world stock funds was approximately 104%, as reported by Morningstar, Inc., on September 30, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

11

INVESTMENT ADVISORS


The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
 Marathon-London, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is an investment advisory firm founded in 1986. Marathon-London provides asset management services to companies and institutions. As of September 30, 2004, Marathon-London managed about $24.7 billion in assets.
 Acadian, Ten Post Office Square, Boston, MA 02109, an affiliate of Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. As of September 30, 2004, Acadian managed about $8.7 billion in assets.
 The Fund pays its investment advisors--Marathon-London and Acadian--on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the quarterly period. In addition, the quarterly fees paid to Marathon-London and Acadian are increased or decreased based on each advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the MSCI All Country World Index over the same period.
 Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.
 For the fiscal period ended September 30, 2004, the advisory fee represented an effective annual rate of 0.30% of the Fund's average net assets before a performance-based increase of 0.08%.
 Each advisor, when trading securities on behalf of a fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). Each advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISORS

 The managers primarily responsible for overseeing the Fund's investments are:

 JEREMY J. HOSKING, Director of Marathon-London. He has worked in investment management and has managed assets since 1979; has been with Marathon-London since 1986; and has managed the Fund since its inception. Education: M.A., Cambridge University.

 JOHN R. CHISHOLM, CFA, Executive Vice President and Co-CIO of Acadian. He has worked in investment management since 1984 and has been with Acadian since 1987. Education: B.S. and M.B.A., Massachusetts Institute of Technology.

 RONALD D. FRASHURE, CFA, President and Co-CIO of Acadian. He has worked in investment management since 1974 and has been with Acadian since 1988.
 Education: B.S., Massachusetts Institute of Technology; M.B.A., Harvard Business School.

 BRIAN K. WOLAHAN, CFA, Senior Vice President and Director of Research at Acadian. He has worked in investment management since 1985 and has been with Acadian since 1990. Education: B.S., Lehigh University; M.B.A., Massachusetts Institute of Technology.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.

 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

13

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding . On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began the fiscal period ended September 30, 2004, with a net asset value (price) of $14.46 per share. During the period, the Fund earned $0.191 per share from investment income (interest and dividends) and $1.624 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.195 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $16.08, reflecting earnings of $1.815 per share and distributions of $0.195 per share. This was an increase of $1.62 per share (from $14.46 at the beginning of the period to $16.08 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 12.64% for the period.

 As of September 30, 2004, the Fund had approximately $965 million in net assets. For the period, its annualized expense ratio was 0.90% ($9.00 per $1,000 of net assets), and its annualized net investment income amounted to 1.47% of its average net assets. The Fund sold and replaced securities valued at 19% of its net assets.
--------------------------------------------------------------------------------







GLOBAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
                                              Nov.1, 2003,
                                              to Sept. 30,                          Year Ended October 31,
                                                          -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004*         2003       2002      2001     2000      1999
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $14.46       $10.48     $11.31    $13.71   $14.10    $12.11
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .191          .12        .09       .13       .26      .20
 Net Realized and Unrealized Gain (Loss
  on Investments                                     1.624         3.96       (.36)    (1.10)     .37      2.80
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.815         4.08       (.27)     (.97)     .63      3.00
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.130)        (.08)      (.12)     (.26)    (.18)     (.26)
 Distributions from Realized Capital Gains           (.065)        (.02)      (.44)    (1.17)    (.84)     (.75)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (.195)        (.10)      (.56)    (1.43)   (1.02)    (1.01)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $16.08       $14.46     $10.48    $11.31   $13.71    $14.10
==================================================================================================================
TOTAL RETURN**                                      12.64%        39.25%     -2.78%    -7.72%   4.45%    26.52%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                  $965         $664       $223      $144     $140      $125
Ratio of Total Expenses to Average Net Assets+     0.90%++        1.05%      1.19%     1.08%    0.70%     0.71%
Ratio of Net Investment Income
to Average Net Assets                              1.47%++        1.14%      0.86%     1.10%    1.88%     1.39%
Portfolio Turnover Rate                             19%            13%        14%        27%      31%       36%
==================================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004. **Total returns do not reflect the 1% fee assessed through
April 6, 2001, on redemptions of shares held in the Fund for less than five years.
 +Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.11%, 0.17%,
0.13%, (0.22%), and (0.20%).
++Annualized.

15

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

-    You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL VANGUARD FUNDS, the following policy generally applies:
- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP LOGO /(R)/]
                                                  [THE VANGUARD GROUP /(R)/ LOGO

                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900



FOR MORE INFORMATION

If you would like more information about Vanguard Global Equity Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                          file number: 811-07239

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I129 012005

                      VANGUARD/(R)/ STRATEGIC EQUITY FUND
                       Investor Shares . January 25, 2005

This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 [THE VANGUARD GROUP /(R)/ LOGO]

VANGUARD STRATEGIC EQUITY FUND
Prospectus
January 25, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  8 INVESTMENT ADVISOR
  9 DIVIDENDS, CAPITAL GAINS, AND TAXES
 11 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
   14 Buying Shares
   16 Redeeming Shares
   18 Exchanging Shares
   20 Other Rules You Should Know
   22 Fund and Account Updates
   24 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in small- and mid-capitalization domestic stocks based on the advisor's assessment of the relative return potential of the securities. The advisor selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers, by using proprietary software programs that allow comparisons among thousands of securities at a time.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

     -----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
[SCALE  -40% - 60%
                2004    20.49%
                2003    43.83
                2002   -13.14
                2001     5.42
                2000     7.46
                1999    19.25
                1998     0.61
                1997    26.22
                1996    25.03
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.66% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                            1 YEAR       5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND
 Return Before Taxes                        20.49%         11.2%          14.22%
 Return After Taxes on Distributions        19.34          9.60           12.44
 Return After Taxes on Distributions and
  Sale of Fund Shares                       14.23          8.83           11.58
COMPARATIVE INDEXES** (reflect no deduction for
 fees, expenses, or taxes):
 Russell 2800 Index                         19.75%         7.36%          12.08%
 Spliced Small and Mid Cap Index            20.28          7.54           12.18
 Morgan Stanley Capital International
 (MSCI) US Small + Mid  Cap 2200 Index      20.28          7.33           13.01
--------------------------------------------------------------------------------
 *Since-inception returns are from August 14, 1995--the inception date of the Fund--through December 31, 2004.
**The Russell 2800 Index consists of the Russell 3000 Index of stocks minus its
 200 largest companies. The Spliced Small and Mid Cap Index reflects performance of the Russell 2800 Index through May 31, 2003, and performance of the MSCI US Small + Mid Cap 2200 Index thereafter.The MSCI US Small + Mid Cap 2200 Index, which is a more appropriate benchmark for the Fund, consists of the MSCI US Small Cap 1750 Index plus the MSCI US Mid Cap 450 Index. The MSCI US Small Cap 1750 and Mid Cap 450 Indexes were first published on December 2, 2002.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.43%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.45%

3

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $46          $144        $252         $567
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Strategic Equity Fund's expense ratio in the fiscal period ended September 30, 2004 was 0.45%, or $4.50 per $1,000 of average net assets. The average mid-cap core mutual fund had expenses in 2003 of 1.53%, or $15.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS       INIMUM INITIAL INVESTMENT
Distributed annually in December   $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                   and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       StratgcEq
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    114
August 14, 1995
                                  CUSIP NUMBER
NET ASSETS AS OF SEPTEMBER 30,    922038104
2004
$2.9 billion                      TICKER SYMBOL
                                  VSEQX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund's primary strategy is to invest in the stocks of small- and mid-cap companies that offer the potential for above-average returns. Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $3 billion.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

5

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


SECURITY SELECTION

The Vanguard Group (Vanguard), the Fund's investment advisor, constructs a broadly diversified portfolio of small- and mid-cap domestic stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Vanguard implements its stock-selection process through the use of proprietary software programs that compare thousands of securities at a time. Vanguard selects from what it considers to be the most attractive securities in the Morgan Stanley Capital International (MSCI) US Small + Mid Cap 2200 Index, a market-capitalization-weighted composite of the MSCI US Small Cap 1750 Index and the MSCI US Mid Cap 450 Index. The resulting portfolio is "optimized" to be as neutral as possible in sector and market-cap weightings relative to the composite Index.
 Under normal circumstances, the Fund will invest at least 80% of its assets in stocks. This policy may be changed only upon 60 days' notice to shareholders.
 The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.



OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of small- and mid-cap companies, the Fund may make other kinds of investments to achieve its objective.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase them when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for mid-cap blend funds was approximately 110%, as reported by Morningstar, Inc., on September 30, 2004.

7


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


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                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of September 30, 2004, Vanguard served as advisor for about $543 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund. Vanguard's performance is evaluated against the MSCI US Small + Mid Cap 2200 Index.

 For the fiscal period ended September 30, 2004, the advisory expenses represented an effective annual rate of 0.02% of the Fund's average net assets.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The active quantitative management process within Vanguard's Quantitative Equity
Group  is  a  team-based  approach.   The  managers  primarily  responsible  for
overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; and has managed the Fund since 1995.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.
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9

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income", if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

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                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"


Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

11

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the fiscal period ended September 30, 2004 with a net asset value (price) of $17.85 per share. During the period, the Fund earned $0.13 per share from investment income (interest and dividends) and $1.85 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.13 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.70, reflecting earnings of $1.98 per share and distributions of $0.13 per share. This was an increase of $1.85 per share (from $17.85 at the beginning of the period to $19.70 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 11.14% for the period.

As of September 30, 2004, the Fund had approximately $3 billion in net assets. For the period, its annualized expense ratio was 0.45% ($4.50 per $1,000 of net assets), and its annualized net investment income amounted to 0.83% of its average net assets. The Fund sold and replaced securities valued at a rate of 66% of its net assets.
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13




STRATEGIC EQUITY FUND

                                               NOV.1,
                                               2003, TO                    YEAR ENDED OCTOBER 31,
                                               SEPT. 30,  -----------------------------------------------
                                                   2004*     2003       2002      2001     2000    1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $17.85   $13.01     $13.68    $18.07   $15.73  $13.11
Investment Operations
Net Investment Income                                .13      .13        .14       .16      .21     .15
Net Realized and Unrealized Gain (Loss)
on Investments                                      1.85     4.84       (.67)    (1.31)    2.66    2.62
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  1.98     4.97       (.53)    (1.15)    2.87    2.77
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                (.13)    (.13)      (.14)     (.21)    (.16)   (.15)
Distributions from Realized Capital Gains             --        --        --     (3.03)    (.37)     --
---------------------------------------------------------------------------------------------------------
   Total Distributions                              (.13)    (.13)      (.14)    (3.24)    (.53)   (.15)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.70   $17.85     $13.01    $13.68   $18.07  $15.73
=========================================================================================================
TOTAL RETURN**                                    11.14%   38.55%     -4.02%    -6.48%   18.76%  21.30%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $2,953   $1,714       $876      $767     $746    $561
 Ratio of Total Expenses to Average Net Assets    0.45%+    0.50%      0.50%     0.54%    0.49%   0.46%
 Ratio of Net Investment Income to
 Average Net Assets                               0.83%+    1.04%      0.94%     1.06%    1.31%   1.00%
 Portfolio Turnover Rate                             66%     100%       73%        82%      83%     51%
=========================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004.
**Total returns do not reflect the 1% fee assessed through
April 6, 2001, on redemptions of shares held in the Fund
 for less than five years.
 +Annualized.

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 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies without advance notice to shareholders.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
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BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--114. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options,

15

consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day. BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

17

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another
Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase

19

the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:


- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.


     This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are:
- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile. " You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (stated in dollars, shares, or percent).

21

Written instructions also must include:
-    Authorized signatures of all registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent-trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with

Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send

23

to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Strategic Equity Fund twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisor.
- Financial statements with detailed listings of the Fund's holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- For the most complete source of Vanguard news n For fund, account, and service information
-    For most account transactions n For literature requests
-    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only


INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only


INTERMEDIARY
                                 SALES SUPPORT
1-800-997-2798
-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors.
-    Business hours only

25

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER

Please use the specific fund number when contacting us about Vanguard Strategic Equity Fund--114.







The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Fiduciary Services, Vanguard Tele-Account, VIPER, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP /(R)/ LOGO]
                                                   [THE VANGUARD GROUP/(R)/LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Strategic Equity Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                          file number: 811-07239
                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P114 012005

                      VANGUARD/(R)/ STRATEGIC EQUITY FUND

                      For Participants . January 25, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                              [THE VANGUARD GROUP /(R)/ LOGO]

VANGUARD STRATEGIC EQUITY FUND

Participant Prospectus
January 25, 2005


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  3 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  7 INVESTMENT ADVISOR
  8 DIVIDENDS, CAPITAL GAINS, AND TAXES
  8 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 12 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in small- and mid-capitalization domestic stocks based on the advisor's assessment of the relative return potential of the securities. The advisor selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers, by using proprietary software programs that allow comparisons among thousands of securities at a time.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

     -----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
[SCALE  -40% - 60%
                2004    20.49%
                2003    43.83
                2002   -13.14
                2001     5.42
                2000     7.46
                1999    19.25
                1998     0.61
                1997    26.22
                1996    25.03
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.66% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                            1 YEAR       5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND              20.49%         11.2%          14.22%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES** (reflect no deduction for fees or expenses):
 Russell 2800 Index                         19.75%         7.36%          12.08%
 Spliced Small and Mid Cap Index            20.28          7.54           12.18
 Morgan Stanley (MSCI) US Small + Mid       20.28          7.33           13.01
 Cap 2200 Index
--------------------------------------------------------------------------------
 *Since-inception returns are from August 14, 1995--the inception date of the Fund--through December 31, 2004.
**The Russell 2800 Index consists of the Russell 3000 Index of stocks minus its
 200 largest companies. The Spliced Small and Mid Cap Index reflects performance of the Russell 2800 Index through May 31, 2003, and performance of the MSCI US Small + Mid Cap 2200 Index thereafter. The MSCI US Small + Mid Cap 2200 Index, which is a more appropriate benchmark for the Fund, consists of the MSCI US Small Cap 1750 Index plus the MSCI US Mid Cap 450 Index. The MSCI US Small Cap 1750 and Mid Cap 450 Indexes were first published on December 2, 2002.
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended September 30, 2004.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.43%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.45%




 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $46         $144       $252         $567
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Strategic Equity Fund's expense ratio in the fiscal period ended September 30, 2004 was 0.45%, or $4.50 per $1,000 of average net assets. The average mid-cap core mutual fund had expenses in 2003 of 1.53%, or $15.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         StratgcEq

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   114
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922038104
August 14, 1995
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VSEQX
$2.9 billion
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund's primary strategy is to invest in the stocks of small- and mid-cap companies that offer the potential for above-average returns. Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $3 billion.


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                -43.1    -12.4      -0.8       3.1
Average               12.4     10.6      11.2      11.4
----------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM SMALL- AND MID-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

SECURITY SELECTION


The Vanguard Group (Vanguard), the Fund's investment advisor, constructs a broadly diversified portfolio of small- and mid-cap domestic stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Vanguard implements its stock-selection process through the use of proprietary software

5


programs that compare thousands of securities at a time. Vanguard selects from what it considers to be the most attractive securities in the Morgan Stanley Capital International (MSCI) US Small + Mid Cap 2200 Index, a market-capitalization-weighted composite of the MSCI US Small Cap 1750 Index and the MSCI US Mid Cap 450 Index. The resulting portfolio is "optimized" to be as neutral as possible in sector and market-cap weightings relative to the composite Index.
 Under normal circumstances, the Fund will invest at least 80% of its assets in stocks. This policy may be changed only upon 60 days' notice to shareholders.

 The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.



OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of small- and mid-cap companies, the Fund may make other kinds of investments to achieve its objective.
 The Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

 Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase them when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for mid-cap blend funds was approximately 110%, as reported by Morningstar, Inc., on September 30, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

7

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of September 30, 2004, Vanguard served as advisor for about $543 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund. Vanguard's performance is evaluated against the MSCI US Small + Mid Cap 2200 Index.
 For the fiscal period ended September 30, 2004, the advisory expenses represented an effective annual rate of 0.02% of the Fund's average net assets.
 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The active quantitative management process within Vanguard's Quantitative Equity
Group  is  a  team-based  approach.   The  managers  primarily  responsible  for
overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; and has managed the Fund since 1995.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.

 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding . On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

9


 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began the fiscal period ended September 30, 2004 with a net asset value (price) of $17.85 per share. During the period, the Fund earned $0.13 per share from investment income (interest and dividends) and $1.85 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.13 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.70, reflecting earnings of $1.98 per share and distributions of $0.13 per share. This was an increase of $1.85 per share (from $17.85 at the beginning of the period to $19.70 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 11.14% for the period.

As of September 30, 2004, the Fund had approximately $3 billion in net assets. For the period, its annualized expense ratio was 0.45% ($4.50 per $1,000 of net assets), and its annualized net investment income amounted to 0.83% of its average net assets. The Fund sold and replaced securities valued at a rate of 66% of its net assets.
--------------------------------------------------------------------------------







STRATEGIC EQUITY FUND

                                               NOV.1,
                                               2003, TO                    YEAR ENDED OCTOBER 31,
                                               SEPT. 30,  -----------------------------------------------
                                                   2004*     2003       2002      2001     2000    1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $17.85   $13.01     $13.68    $18.07   $15.73  $13.11
Investment Operations
Net Investment Income                                .13      .13        .14       .16      .21     .15
Net Realized and Unrealized Gain (Loss)
on Investments                                      1.85     4.84       (.67)    (1.31)    2.66    2.62
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  1.98     4.97       (.53)    (1.15)    2.87    2.77
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                (.13)    (.13)      (.14)     (.21)    (.16)   (.15)
Distributions from Realized Capital Gains             --        --        --     (3.03)    (.37)     --
---------------------------------------------------------------------------------------------------------
   Total Distributions                              (.13)    (.13)      (.14)    (3.24)    (.53)   (.15)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.70   $17.85     $13.01    $13.68   $18.07  $15.73
=========================================================================================================
TOTAL RETURN**                                    11.14%   38.55%     -4.02%    -6.48%   18.76%  21.30%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $2,953   $1,714       $876      $767     $746    $561
 Ratio of Total Expenses to Average Net Assets    0.45%+    0.50%      0.50%     0.54%    0.49%   0.46%
 Ratio of Net Investment Income to
 Average Net Assets                               0.83%+    1.04%      0.94%     1.06%    1.31%   1.00%
 Portfolio Turnover Rate                             66%     100%       73%        82%      83%     51%
=========================================================================================================
 *The Fund's fiscal year-end changed from October 31 to September 30, effective
September 30, 2004.
**Total returns do not reflect the 1% fee assessed through
April 6, 2001, on redemptions of shares held in the Fund
 for less than five years.
 +Annualized.

11

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

-    You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL VANGUARD FUNDS, the following policy generally applies:
- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS



CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                               [SHIP /(R)/ LOGO]
                                                   [THE VANGUARD GROUP/(R)/LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard Strategic Equity Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-07239

(C) 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation,
Distributor.


I114 012005

                                     PART B

                           VANGUARD HORIZON FUNDS(R)

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 25, 2005


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated January 25, 2005). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-17
SHARE PRICE...........................................................B-18
PURCHASE AND REDEMPTION OF SHARES.....................................B-18
MANAGEMENT OF THE FUNDS ..............................................B-19
INVESTMENT ADVISORY SERVICES..........................................B-27

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS......................B-34
PORTFOLIO TRANSACTIONS................................................B-37
PROXY VOTING GUIDELINES ..............................................B-38
YIELD AND TOTAL RETURNS...............................................B-43
FINANCIAL STATEMENTS..................................................B-44


                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Horizon Funds (the Trust) was organized as a Maryland corporation in 1994 and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Horizon Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):




                                                 SHARE CLASSES*
                                                 -------------
                                FUND**           INVESTOR          ADMIRAL
                                ----             --------          -------
Vanguard(R) Capital Opportunity Fund               Yes            Yes
Vanguard(R) Global Equity Fund                     Yes            No
Vanguard(R) Strategic Equity Fund                  Yes            No
 *Individually, a class; collectively, the classes
**Individually, a Fund; collectively, the Funds



 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes. Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286, serves as custodian for the Capital Opportunity and Strategic Equity Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian for the Global Equity Fund. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.



 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. The Capital Opportunity Fund Shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Strategic Equity and Global Equity Funds.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.


 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the Global Equity Fund and the Strategic Equity Fund will invest at least 80% of their assets in stocks. In applying this 80% requirement, each Fund's assets will include its net assets and borrowings for investment purposes.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."


 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts, and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


 COMMODITIES. Each Fund may not invest in commodities, except that each may invest in forward foreign currency exchange transactions, futures contracts, options and options on futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any one time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or (with the exception of Capital Opportunity Fund) sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUTS AND CALLS. Each Fund may not purchase put options or call options, except as set forth in "Commodities" above and as provided in each Fund's prospectus.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act, and provided the Capital Opportunity Fund may sell securities short.


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


 Unless otherwise stated, each of the above percentage limitations applies at the time of investment. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Capital Opportunity Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Global Equity and Strategic Equity Funds is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the first business day following the date of receipt.


REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.


 Each Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Global Equity and Strategic Equity Funds do not charge redemption fees. The Capital Opportunity Fund charges a redemption fee of 1% of the value of shares that were held for less than five years. The fee is withheld from redemption proceeds and retained by the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.


 We will redeem your oldest shares first. In addition, in the event that you transfer your Capital Opportunity Fund shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of these shares, the redemption fee status of your shares will be carried over on a proportionate basis.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard Funds.


                             MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is a member of Vanguard, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of September 30, 2004, each Fund had contributed capital to Vanguard representing 0.01% of each Fund's net assets. The total amount contributed by the Funds was $1,559,000, which represented 1.56% of Vanguard's capitalization.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


 During the fiscal years ended October 31, 2002, 2003, and the fiscal period ended September 30, 2004, the Funds incurred the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:




                                                       FISCAL PERIOD
                                                               ENDED
FUND                               2002         2003       9/30/2004
----                               ----         ----       ---------

Capital Opportunity Fund    $15,126,000  $13,990,000     $17,804,000

Global Equity Fund              945,000    1,928,000       3,641,000

Strategic Equity Fund         3,863,000    4,996,000       9,821,000






 The Capital Opportunity and Global Equity Funds have asked their investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.


 INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard funds including Vanguard Strategic Equity Fund. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect Fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman  May 1987            President,                                                    132
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of
                         Executive Officer,                       Vanguard and each of the
                         and Trustee                              investment companies served by
                                                                  Vanguard.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     132
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   132
(1945)                                                            October 1999)of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                132
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         129
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).


Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and Banking,                 132
                                                                  Harvard Business School (since 2000); Senior
                                                                  Associate Dean: Director of Faculty Recruiting, and
                                                                  Chair of Finance Faculty, Harvard Business School;
                                                                  Director and Chairman of Unx, Inc. (equities trading
                                                                  firm) (since 2003); Director of registered investment
                                                                  companies advised by Merrill Lynch Investment
                                                                  Managers and affiliates (1985-2004), Genbel
                                                                  Securities Limited (South African financial services
                                                                  firm)(1999-2003), Gensec Bank (1999-2001), Sanlam,
                                                                  Ltd. (South African insurance company) (2001-2003),
                                                                  Stockback, Inc. (credit card firm)(2000-2002),
                                                                  Bulldogresearch.com (investment research)(1999-
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management)(1989-2001).


*Officers of the Funds are "interested persons" as defined in the 1940 Act.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 132
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  132
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      132
(1951)                                                            Vanguard(since September 1997); Secretary
                                                                  of Vanguard and of each of the investment companies
                                                                  served by Vanguard (since June 2001); Principal of
                                                                  Vanguard (prior to September 1997).

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer                              132
(1957)                                                            of each of the investment
                                                                  companies served by The Vanguard Group,
                                                                  Inc. (since July 1998).

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                                     VANGUARD HORIZON FUNDS

                                                              DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                            OF FUND SHARES        VANGUARD FUND SHARES
FUND                                     NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                     ---------------  ----------------            ----------------



VANGUARD CAPITAL OPPORTUNITY FUND        John J. Brennan     Over $100,000               Over $100,000
                                        Charles D. Ellis              None               Over $100,000
                                          Rajiv L. Gupta              None               Over $100,000
                                  JoAnn Heffernan Heisen     Over $100,000               Over $100,000
                                       Burton G. Malkiel     Over $100,000               Over $100,000
                                         Andre F. Perold              *N/A                         N/A
                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                      J. Lawrence Wilson              None               Over $100,000
VANGUARD GLOBAL EQUITY FUND              John J. Brennan              None               Over $100,000
                                        Charles D. Ellis              None               Over $100,000
                                          Rajiv L. Gupta              None               Over $100,000
                                  JoAnn Heffernan Heisen              None               Over $100,000
                                       Burton G. Malkiel              None               Over $100,000
                                        Andre F. Perold*               N/A                         N/A
                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                      J. Lawrence Wilson     Over $100,000               Over $100,000
VANGUARD STRATEGIC EQUITY FUND           John J. Brennan              None               Over $100,000
                                        Charles D. Ellis              None               Over $100,000
                                          Rajiv L. Gupta              None               Over $100,000
                                  JoAnn Heffernan Heisen              None               Over $100,000
                                       Burton G. Malkiel              None               Over $100,000
                                        Andre F. Perold*               N/A                         N/A
                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                      J. Lawrence Wilson              None               Over $100,000

*Mr. Perold became a member of the Boards effective December, 2004.



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-21), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                             VANGUARD HORIZON FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                             PENSION OR
                                                             RETIREMENT      ACCRUED ANNUAL   TOTAL COMPENSATION
                                   AGGREGATE           BENEFITS ACCRUED          RETIREMENT    FROM ALL VANGUARD
                                COMPENSATION           AS PART OF THESE          BENEFIT AT           FUNDS PAID
 TRUSTEE                 FROM THESE FUNDS(1)         FUNDS' EXPENSES(1)  JANUARY 1, 2003(2)       TO TRUSTEES(3)
 -------                 -------------------         ------------------  ------------------    -----------------
John J. Brennan                         None                       None                None                 None
Charles D. Ellis                      $1,561                        N/A                 N/A             $111,000
Rajiv L. Gupta                         1,561                        N/A                 N/A              111,000
JoAnn Heffernan Heisen                 1,561                       $ 65             $ 3,400              111,000
Burton G. Malkiel                      1,561                        107              10,500              111,000
Alfred M. Rankin, Jr.                  1,561                         79               5,500              111,000
J. Lawrence Wilson                     1,786                         83               7,800              127,700
---------

(1) The amounts shown in this column are based on the Funds' fiscal period ended September 30, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.
(4) Mr. Perold became a member of the the Boards effective December 2004.




PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.



ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.


 As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, Lipper Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: The Vanguard Group, Inc., The Vanguard Group, Inc., and each investment advisor, custodian, and independent registered public accounting firm for a Fund identified in this Statement of Additional Information.




DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.



DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


                           VANGUARD GLOBAL EQUITY FUND


The Fund uses multiple investment advisors. The Fund's advisors discharge their responsibilities subject to the supervision oversight of the trustees and officers of the Fund.



MARATHON ASSET MANAGEMENT LLP (MARATHON-LONDON)


The Global Equity Fund pays Marathon-London a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Marathon-London's portion of the average month-end assets of the Fund (the Marathon Portfolio) for the quarter:

                                  NET ASSETS     RATE
                        First $100 million      0.45%
                        Next $150 million       0.40%
                        Over $250 million       0.25%




 The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Marathon Portfolio relative to that of the Morgan Stanley Capital International All Country World Index over the 36 months preceding the end of the quarter for which the fee is being computed. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to Marathon-London under the investment advisory agreement. The adjustments to the fee change proportionately with performance relative to the Index.




  CUMULATIVE 36 MONTH NET PERFORMANCE                     PERFORMANCE FEE
  VS. THE MSCI ALL COUNTRY WORLD INDEX                        ADJUSTMENT*
  ------------------------------------                        -----------
  Exceeds by 3% or less                                 -0.50 X Basic Fee
  Exceeds by more than 3% up to 6%                      -0.25 X Basic Fee
  Exceeds by 6% through 9%                                  0 X Basic Fee
  Exceeds by more than 9% but less than 12%             +0.25 X Basic Fee
  Exceeds by 12% or more                                +0.50 X Basic Fee

*For purposes of this calculation, the basic fee is determined using Marathon Portfolio's average net assets over the same time period for which performance is measured.



DESCRIPTION OF MARATHON-LONDON. Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, a Limited Liability Partnership, provides investment advisory services to employee benefit plans, investment companies, and other institutions.


 During the fiscal years ended October 31, 2002, 2003, and the fiscal period ended September 30, 2004, the Global Equity incurred the following advisory fees: $861,000, before a performance-based increase of $333,000; $1,444,000, before a performance-based increase of $422,000; and $3,641,000, before a performance-based increase of $646,000, respectively.


ACADIAN ASSET MANAGEMENT, INC. (ACADIAN) The Fund entered into an investment advisory agreement with Acadian to manage the investment and reinvestment of a portion of the Fund's assets (the Acadian Portfolio) and continuously review, supervise, and administer the Fund's investment program with respect to these assets.


 The Fund pays Acadian at the end of each fiscal quarter an amount (the adjusted fee) equal to a base fee (base fee) plus or minus a performance-based adjustment to the base fee (the performance adjustment).



 The Base Fee for each fiscal quarter of the Fund is calculated by multiplying an Annual Percentage Rate (shown below) to the average month-end net assets of the Acadian Portfolio during such fiscal quarter, and dividing the result by 4.


               AVERAGE MONTH-END NET ASSETS      ANNUAL PERCENTAGE RATE
               ----------------------------      ----------------------
            On the first $1.0 billion                             0.24%
            On the next $1.5 billion                              0.20%
            On the next $1.5 billion                              0.16%
            On the assets over $4.0 billion                       0.10%




 The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown in the following table) to the annual percentage rate schedule applied to the average of the month-end net assets of the Acadian Portfolio over the previous 36 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the Acadian Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the Acadian Portfolio relative to the Morgan Stanley Capital International All Country World Index (the Index) over the rolling 36-month period applicable to such fiscal quarter. (See Fee Example #1.)

 CUMULATIVE PERFORMANCE OF ACADIAN PORTFOLIO VS.
         THE INDEX OVER RELEVANT 36-MONTH PERIOD                 ADJUSTMENT PERCENTAGE
         ---------------------------------------                 ---------------------
   More than +9%                                                                  +50%
   Greater than 0% up to and including +9%          Linear increase between 0% to +50%
   From -9% up to and including 0%                  Linear decrease between -50% to 0%
   Less than -9%                                                                  -50%


I. The following example serves as a guide for the calculation of the Adjusted Fee:

Notwithstanding any other provision of the agreement, Acadian shall receive no compensation with respect to any period of time prior to October 25, 2004. Accordingly, the first adjusted fee payable under the agreement shall be prorated as necessary to account for the actual duration of time during the first fiscal quarter of the Fund for the 2004 calendar year for which the agreement was effective, and all subsequent calculations of the adjusted fee payable under the agreement shall be appropriately adjusted to ensure that Acadian receives no compensation with respect to any period of time prior to October 25, 2004.

II. The performance adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended December 31, 2007. Until that date, the following transition rules will apply:

  A. OCTOBER 22, 2004, THROUGH SEPTEMBER 30, 2005. The adjusted fee will be deemed to be equal to the Base Fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

  B. OCTOBER 1, 2005, THROUGH DECEMBER 31, 2007. Beginning October 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between December 31, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the Acadian Portfolio, as determined for a period commencing January 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the Acadian Portfolio and the Index for a period commencing January 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since December 31, 2004, divided by 36. (See Fee Example #2.)

  C. ON AND AFTER DECEMBER 31, 2007. The adjusted fee will be equal to the base fee plus the performance adjustment.

III. The following examples serve as a guide for the calculation of the adjusted fee during the transition period.

1.FEE EXAMPLE #1--ADJUSTED FEE CALCULATION: The following example serves as a guide for the calculation of the adjusted Fee when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range:
 "Greater than 0% up to and including +50%."

 Assume the Adjusted Fee for the fiscal quarter ending December 31, 2007, is being calculated, the transition rules are not in effect, and the month-end net assets of the Acadian Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:

           MONTH-END NET ASSETS OF ACADIAN PORTFOLIO ($ MILLION)
           -----------------------------------------------------
      JAN.  FEB.  MAR.   APR.  MAY  JUN.  JUL.  AUG.  SEP.  OCT.  NOV.  DEC.
      ----  ----  ----   ----  ---  ----  ----  ----  ----  ----  ----  ----
2004
2005   101   102   103    104  105   106   107   108   109   110   111   112
2006   113   114   115    116  117   118   119   120   121   122   123   124
2007   125   126   127    128  129   130   131   132   133   134   135   136


 Also, assume the cumulative performance of the Acadian Portfolio over the rolling 36-month period applicable to such fiscal quarter is +25.0%, and the cumulative performance of the Index over such period is +20.5%. Thus, the excess return of the Acadian Portfolio over the applicable period is +4.5%. The Adjusted Fee payable by the Fund to Acadian for the fiscal quarter ending December 31, 2007, would be $98,775.00 and is calculated as follows:


      A. A BASE FEE OF $81,000.00, WHICH IS CALCULATED AS FOLLOWS: The average month-end net assets of the Acadian Portfolio over the fiscal quarter ending December 31, 2007, ($135,000,000), with an annual percentage rate of (0.240%) applied. Therefore, the base fee is equal to:


                          base fee = (a x b)/4, where:

                a = Average month-end net assets over the fiscal quarter
                   ending December 31, 2007, calculated as follows:

         ($134,000,000 + $135,000,000 + $136,000,000)/3 = $135,000,000

  b = annual percentage rate applied to average month-end net assets = 0.240%

               base fee = ($135,000,000 x 0.240%)/4 = $81,000.00


      B. A PERFORMANCE ADJUSTMENT OF +$17,775.00, WHICH IS CALCULATED AS
FOLLOWS: The average month-end net assets of the Acadian Portfolio over the rolling 36-month period applicable to the fiscal quarter ending December 31, 2004, are $118,500,000. The excess return of the Acadian Portfolio (+25.0%) over the Index (+20.5%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to an excess return of 0% up to and including +9%, which corresponds to an adjustment percentage of +25%. The performance adjustment percentage is calculated as follows:


            Performance Adjustment Percentage = [(c/d) x e], where:

             c = excess return over the performance period = +4.5%

      d = maximum excess return for appropriate performance range = +9.0%

   e = maximum adjustment percentage for appropriate performance range =+50%

          Performance Adjustment Percentage = (4.5%/9.0%) x +50% = 25%

            Therefore, the performance adjustment = [(f x g) x h]/4

                  f = performance adjustment percentage = 25%

  g = annual percentage rate applied to average month-end net assets = 0.240%

  h = average month-end net assets for the 36 months ended December 31, 2007 =
                                  $118,500,000

    Performance Adjustment = [(25% x 0.24%) x $118,500,000]/4 = +$17,775.00

      C. AN ADJUSTED FEE OF $116,500.00, WHICH IS CALCULATED AS FOLLOWS:

                          Adjusted Fee = i + j, where:

                            i = base fee = $81,000.00
                    j = performance adjustment = $17,775.00

              Adjusted Fee = $81,000.00 + $17,775.00 = $98,775.00

      D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Acadian Portfolio and the Index are treated in a symmetric manner, such as in the example.

2. FEE EXAMPLE #2--ADJUSTED FEE CALCULATION UNDER TRANSITION RULES: The following example serves as a guide for the calculation of the adjusted fee during the transition period when the cumulative excess return of the portfolio versus the Index falls within the linear adjustment range: "Greater than 0% up to and including +9%."


 Assume that Acadian's compensation is being calculated for the fiscal quarter ended June 30, 2006, and the month-end net assets of the Acadian Portfolio over the 18-month period applicable to such fiscal quarter are as follows:


                  MONTH-END NET ASSET OF ACADIAN PORTFOLIO ($ MILLION)
                  ----------------------------------------------------
                  JAN  FEB  MAR  APR  MAY  JUN  JUL  AUG  SEP  OCT  NOV  DEC
                  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
            2004
            2005  101  102  103  104  105  106  107  108  109  110  111  112
            2006  113  114  115  116  117  118
            2007


 Also, assume the cumulative performance of the Acadian Portfolio over the 18-month period applicable to the June 30, 2006 fiscal quarter is +15.0%, and the cumulative performance of the Index over such period is +12.0%. Thus, the excess return of the Acadian Portfolio over the applicable period is +3.0%. The adjusted fee payable by the Fund to Acadian for the fiscal quarter ending June 30, 2006, would be $81,171.90, calculated as follows:


      A. A BASE FEE OF $70,200.00, WHICH IS CALCULATED AS FOLLOWS: The average month-end net assets of the Acadian Portfolio over the fiscal quarter ending June 30, 2006, ($117,000,000), when applied to the annual percentage Rate of (0.240%). Therefore, the base fee is equal to:


                           Base Fee = (a x b)/4 where:


                a = Average month-end net assets over the fiscal
                  quarter ending June 30, 2006, calculated as follows:

         ($116,000,000 + $117,000,000 + $118,000,000)/3 = $117,000,000

  b = annual percentage rate applied to average month-end net assets = 0.240%

               Base Fee = ($117,000,000 x 0.240%)/4 = $70,200.00

      B. A PERFORMANCE ADJUSTMENT OF +$10,971.90, WHICH IS CALCULATED AS
FOLLOWS: The average month-end net assets of the Acadian Portfolio over the performance period (January 1, 2005, to June 30, 2006) are $109,500,000. The excess return of the Acadian Portfolio (+15.0%) over the Index (+12.0%) over such period is +3.0%. An excess return of +3.0%, when applied to the performance adjustment schedule, corresponds to a relative performance of 0% and up to and including +9%, which corresponds to an adjustment percentage of +16.7%, calculated as follows:


            Performance adjustment percentage = [[c/d) x k], where:


      c = Percentage amount by which the performance of the Portfolio has exceeded the Index = +3.0%


        d = maximum transition period excess return for appropriate performance range, determined as follows:

                              [(e/f) x g], where:

   e = number of months elapsed from December 31, 2004, to June 30, 2006 = 18

          f = number of months in full rolling performance period = 36
      g = maximum excess return for appropriate performance range = +9.0%

                          d = [(18/36) x +9.0%] = +4.5%

   Maximum Transition Period Adjustment Percentage = [(e/f) x h] = k, where:

   e = number of months elapsed from December 31, 2004, to June 30, 2006 = 18

          f = number of months in full rolling performance period = 36

 h = maximum adjustment percentage for the appropriate performance range = +50%

                Maximum Adjustment Percentage for transition
                   period = [(18/36) x +50%] = +25.0% = k

                    Adjustment Percentage = [(c/d) x k] = l,

               Therefore, [(+3.0%/+ 4.5%) x +25.0%] = +16.7% = l

   Therefore, the performance adjustment is equal to [(I x m) x n]/4, where:

                      l = adjustment percentage = +16.7%)

  m = annual percentage rate applied to average month-end net assets = 0.240%

n = Average month-end net assets for the transition period ended June 30, 2006 =
                                  $109,500,000

   Performance Adjustment = [(+16.7% x 0.24%) x $109,500,000]/4 = $10,971.90

      C. AN ADJUSTED FEE OF $81,171.90, WHICH IS CALCULATED AS FOLLOWS:

                          o + p = adjusted fee, where:

                            o = base fee = $70,200.00

                     p = performance adjustment = $10,971.90

              Adjusted Fee = $70,200.00 + $10,971.90 = $81,171.90

      D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the Acadian Portfolio and the Index are treated in a symmetric manner, as in the example.


IV. The following special rules also apply to Acadian's compensation:


  A. ACADIAN PORTFOLIO UNIT VALUE. The Acadian Portfolio unit value shall be determined by dividing the total net assets of the Acadian Portfolio by a given number of units. The number of units in the Acadian Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the Acadian Portfolio, the number of units of the Acadian Portfolio shall be adjusted based on the unit value of the Acadian Portfolio on the day such changes are executed.


  B. ACADIAN PORTFOLIO PERFORMANCE. The investment performance of the Acadian Portfolio for any period, expressed as a percentage of the Acadian Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Acadian Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the Acadian Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Acadian Portfolio, expressed as a percentage of the Acadian Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Acadian Portfolio, of dividends per unit of the Acadian Portfolio paid from investment income, and of capital gains taxes per unit of the Acadian Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Acadian

   Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the Acadian Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the Acadian Portfolio. Thus, the performance of the Acadian Portfolio will be net of all fees and expenses of the Fund attributable to the Acadian Portfolio when compared with the Index.


  C. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.


  D. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Acadian Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.


 DESCRIPTION OF ACADIAN ASSET MANAGEMENT, INC. Acadian Asset Management, Inc., Ten Post Office Square, Boston, MA 02109, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.


                        VANGUARD CAPITAL OPPORTUNITY FUND


INVESTMENT ADVISORY AGREEMENT WITH PRIMECAP. PRIMECAP Management Company (PRIMECAP) serves as investment advisor to the Capital Opportunity Fund under an investment advisory agreement to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.


 The Fund pays PRIMECAP an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


                              NET ASSETS          RATE
                 First $50 million              0.500%
                 Next $200 million              0.450%
                 Next $250 million              0.375%
                 Next $1,750 million            0.250%
                 Next $2,750 million            0.200%
                 Next $5,000 million            0.175%
                 Over $10,000 million           0.150%

 During the fiscal years ended October 31, 2002, 2003, and the fiscal period ended September 30, 2004, the Fund paid PRIMECAP advisory fees of $10,894,000, $10,741,000, and $14,537,000, respectively.


 DESCRIPTION OF PRIMECAP. PRIMECAP, 225 South lake Avenue, Suite 400, Pasadena CA 91101, is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman; and Theofanis Anastasios Kolokotrones, President.


                         VANGUARD STRATEGIC EQUITY FUND


INVESTMENT ADVISORY SERVICES PROVIDED BY VANGUARD. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Strategic Equity Fund on an at-cost basis. During the fiscal years ended October 31, 2002, 2003, and the fiscal period ended September 30, 2004, the Fund incurred expenses for investment advisory services of approximately $624,000, $532,000, and $497,000, respectively.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS.


Each Fund's current agreement with each advisor is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated by a Fund without penalty, at any time, (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to an advisor, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the Capital Opportunity and Global Equity Funds, which are advised by independent third-party advisory firms unaffiliated with Vanguard (collectively the "Externally-Advised Funds"), the board determines annually whether to approve and renew the Funds' investment advisory arrangements. For the Strategic Equity Fund, which is advised by Vanguard (the Vanguard-Advised
Fund), the board considers annually whether the Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the each advisors performance, as well as other information of interest from time to time. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisors of each Fund, and the internalized management services provided by Vanguard. Each Fund's portfolio manager(s) meet with the board periodically to discuss the management and performance of the Fund.


 When considering whether to renew an investment advisory contract (in the case of the Externally-Advised Funds), or continue the internalized management structure of the Vanguard-Advised Fund, the board examines several factors, but does not identify any particular factor as controlling its decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund; intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Funds are conducted and brokers are selected.


 For the Externally-Advised Funds, the board also takes into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases.


 The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.


 After reviewing and considering the factors stated above as they relate to the Funds, the board determines whether it would be in the best interests of the respective Fund shareholders to renew the investment advisory agreements for each of the Externally-Advised Funds and to continue the internalized management structure for the Vanguard-Advised Fund.



 In its most recent review of each Fund's advisory arrangement, the board identified no single factor that controlled the decision. The primary factors underlying the board's determination to renew each Fund's advisory arrangements were as follows:

VANGUARD CAPITAL OPPORTUNITY FUND (PRIMECAP)


- The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangement with PRIMECAP Management Company. Recent performance and advisory fee information follows:





                                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                      ------------------------------------
                                                                                                                ADVISORY FEES
                                                                                                              EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE
                                     1 YEAR ENDED    5 YEARS ENDED   SINCE INCEPTION                       RATE OF THE FUNDS'
                                       9/30/2004*       9/30/2004*        9/30/2004*      EXPENSE RATIO    AVERAGE NET ASSETS
                                    -------------    -------------  ----------------     --------------   -------------------
VANGUARD CAPITAL OPPORTUNITY FUND**
 (inception date August 14, 1995)          21.60%           11.13%            13.96%              0.52%                 0.22%
 Average Multi-Cap Growth Fund+             9.64            -2.99              6.60               1.71                  0.58
 Russell Midcap Growth Index               13.68             0.63              7.93                N/A                  N/A
*The Funds' fiscal year end changed  from  October 31 to September 30 effective
September 30, 2004.
**Information  about the Fund's Admiral Shares may be found
elsewhere in this Statement of Additional Information.
 +Derived from data provided by Lipper Inc.




- The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board determined that the performance results for the Fund were reasonable, particularly over the long-term, as compared with relevant performance standards, including the performance results of the average multi-cap growth fund (derived from data provided by Lipper Inc.) and other appropriate benchmarks.

- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board concluded that the advisory fee paid to PRIMECAP Management Company was reasonable and was significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's outstanding experience and education. The board concluded that the advisor's investment staff and portfolio management process were solid and were suitable for the Fund.


- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with PRIMECAP Management Company.



VANGUARD GLOBAL EQUITY FUND (MARATHON-LONDON)


- The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory agreement arrangement with Marathon-London. Recent performance and advisory fee information follows:





                                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                      ------------------------------------
                                                                                                                ADVISORY FEES
                                                                                                              EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE
                                     1 YEAR ENDED    5 YEARS ENDED   SINCE INCEPTION                       RATE OF THE FUNDS'
                                       9/30/2004*       9/30/2004*        9/30/2004*      EXPENSE RATIO    AVERAGE NET ASSETS
                                     ------------    -------------   ---------------      -------------   -------------------
VANGUARD GLOBAL EQUITY FUND
 (inception date August 14, 1995)          20.65%            8.57%            10.34%              0.90%                 0.30%
 Average Global Fund**                     15.63            -0.01              6.27               1.85                  0.73
 MSCI All Country World Index              18.03            -0.92              6.47               N/A                   N/A
*The  Funds'  fiscal  year end  changed  from  October 31 to  September  30 effective September 30, 2004.
**Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board determined that the performance results for the Fund were reasonable, particularly over the long-term, as compared with relevant performance standards, including the performance results of the average global fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.


- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases, and a performance fee structure that increases or decreases the advisory fee based on Marathon-London's performance compared to that of a benchmark index. The board concluded that the advisory fee paid to Marathon-London was reasonable and was significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's outstanding experience and education. The board concluded that the advisor's investment staff and portfolio management process were solid and were suitable for the Fund.


- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to renew the agreement with Marathon-London.



VANGUARD GLOBAL EQUITY FUND (ACADIAN)


The board also determined that it would be in the best interest of the Fund's shareholders to adopt a multimanager structure and add Acadian Asset Management, Inc., as an investment advisor.


 In considering whether to approve the advisory agreement with Acadian:


- The board reviewed Acadian's short-term and long-term performance for similar investment mandates.


- The board decided that the advisory fee to be paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group.


- The board evaluated Acadian's investment staff and portfolio management process.


- The board concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund and its shareholders was to approve the agreement and hire Acadian as part of the Fund's multi-manager structure.


VANGUARD STRATEGIC EQUITY FUND (VANGUARD)


The board considered the following factors when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund:

- The nature, extent, and quality of the services provided.

- The investment performance of the Fund's assets managed by Vanguard.

- The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.


- Vanguard's control of the operating expenses of the Fund.

 The specific Fund performance and advisory fee information considered by the board included the following:




                                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                      ------------------------------------
                                                                                                                ADVISORY FEES
                                                                                                              EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE
                                     1 YEAR ENDED    5 YEARS ENDED   SINCE INCEPTION                       RATE OF THE FUNDS'
                                       9/30/2004*       9/30/2004*        9/30/2004*      EXPENSE RATIO    AVERAGE NET ASSETS
                                     ------------    -------------  ----------------      -------------   -------------------

VANGUARD STRATEGIC EQUITY FUND
 (inception date August 14, 1995)          18.86%           11.36%            12.95%              0.45%                 0.02%
 Average Mid-Cap Core Fund+                16.59             9.62             11.62               1.53                  0.68
 Russell 2800 Index++                      20.10             8.05             10.85                N/A                   N/A
 MSCI US Small + Mid Cap 2200 Index++      20.01               --                --                N/A                   N/A
 Spliced Small- and Mid-Cap Index++        20.01             8.12             10.89                N/A                   N/A

 *The Funds' fiscal year end changed from October 31 to September 30 effective
September 30, 2004.
**Derived from data provided by Lipper Inc.
+The Russell 2800 Index, which was formerly the primary broad-based comparative index for the Fund, consists of the Russell 3000 Index of stocks minus its 200 largest companies. The MSCI US Small + Mid Cap 2200 Index, which is currently a more appropriate benchmark for the Fund, consists of the MSCI US Small Cap 1750
Index plus the MSCI US Mid Cap 450 Index. The Spliced Index reflects performance of the Russell 2800 Index through May 31, 2003, and performance of the MSCI US
Small + Mid Cap 2200 Index thereafter. The MSCI US Small + Mid Cap 2200 Index was first published on December 2, 2002.




- The board considered the Fund's short- and long-term investment performance, which are disclosed in the table above. The board determined that the performance results for the Fund were reasonable, as compared with relevant performance standards, including the performance results of the average mid-cap core fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.
- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board assessed the advisory fee paid by the Fund and considered the fair market value of the services provided in light of the fee being paid. The board concluded that the fee paid to Vanguard was very reasonable and was significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.


- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management structure, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.


- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders to continue the investment management arrangement with Vanguard.


                             PORTFOLIO TRANSACTIONS


The advisors, pursuant to their agreements with the Funds, are authorized (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and are directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds under the circumstances. Each advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


 In placing securities transactions, each advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances in which it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or the advisors. Each advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine precisely the amount by which such services may reduce its expenses.

 The agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Funds' board of trustees, the advisors may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisors to the Funds.


 Currently, it is each Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an advisor and/or a Fund. However, the Funds have informed the advisors not to pay higher commission rates specifically for the purpose of obtaining research services.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


  During the fiscal years ended October 31, 2002, 2003, and the fiscal period ended September 30, 2004, the Funds paid the following amounts in brokerage commissions:


                                                                 FISCAL PERIOD
                                                               ENDED SEPTEMBER
                   FUND                    2002         2003              2004
                   ----                    ----         ----              ----
 Vanguard Capital Opportunity Fund*  $3,555,000   $3,868,000        $4,613,000
 Vanguard Global Equity Fund*           477,000      947,000         1,070,000
 Vanguard Strategic Equity Fund*      1,110,000    1,808,000         2,190,000
 *The Funds' fiscal year end changed from October 31 to September 30, effective September 30, 2004.


                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.


 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.


 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:


 FACTORS FOR APPROVAL                               FACTORS AGAINST APPROVAL
---------------------                               ------------------------
Nominated slate results in board                Nominated slate results in board
comprised of a majority of                      comprised of a majority of non-
 independent directors.                         independent directors

All members of Audit,                           Audit, Nominating, and/or
Nominating, and Compensation committees         Compensation committees include
are independent of management.                  non-independent members

                                                Incumbent board member failed to
                                                attend at least 75% of meetings
                                                in the previous year.

                                                Actions of committee(s) on which
                                                nominee serves are inconsistent
                                                with other guidelines (e.g.,
                                                excessive option grants,
                                                substantial non-audit fees, lack
                                                of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


  The following factors will be among those considered in evaluating these proposals.


 FACTORS FOR APPROVAL                                                           FACTORS AGAINST APPROVAL
---------------------                                                           ------------------------
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants have exceeded 2% of shares outstanding.
be held for a certain period of time.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the
limited (indicating that the plan is very broad-based).       grant date market value of the company's stock.

Stock-based compensation is clearly used as a substitute for  Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 Our positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Plan is relatively short-term (3-5years).                     Plan is long term (>5 years).

Plan requires shareholder approval for renewal.               Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent        Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).
                                                              Classified board.
Plan includes permitted bid/qualified offer feature
(chewable pill) that mandates shareholder vote in             Board with limited independence.
certain situations.

Ownership trigger is reasonable (15-20%).

Highly independent, non-classified board.


B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.


                             YIELD AND TOTAL RETURNS


The annualized yields of each Fund for the 30-day period ended September 30, 2004, are set forth below:


                  Vanguard Capital Opportunity Fund Investor Shares     0.14%
                  Vanguard Capital Opportunity Fund Admiral Shares      0.22
                  Vanguard Global Equity Fund                            N/A
                  Vanguard Strategic Equity Fund                        0.86



 The average annual total returns (before and after taxes) of each Fund for the 1-, 5-, and 10-year periods, or since inception, ended September 30, 2004, are set forth below:





                                                                              5 YEARS ENDED(or
                                                              1 YEAR ENDED    since inception)   SINCE INCEPTION TO
                                                                9/30/2004*          9/30/2004*           9/30/2004*
                                                                ----------          ----------           ----------
VANGUARD CAPITAL OPPORTUNITY FUND INVESTOR SHARES**
 (inception date August 14, 1995)
 Return Before Taxes                                                21.60%              11.13%               13.96%
 Return After Taxes on Distributions                                21.59               10.36                13.19
 Return After Taxes on Distributions and Sale of Fund Shares        14.05                9.27                12.05
VANGUARD CAPITAL OPPORTUNITY FUND ADMIRAL SHARES**
 (inception date November 12, 2001)
 Return Before Taxes                                                21.73%               8.18%                  N/A
VANGUARD GLOBAL EQUITY FUND
 (inception date August 14, 1995)
 Return Before Taxes                                                20.65%               8.57%               10.34%
 Return After Taxes on Distributions                                20.37                7.27                 9.00
 Return After Taxes on Distributions and Sale of Fund Shares        13.65                6.75                 8.37
VANGUARD STRATEGIC EQUITY FUND
 (inception date August 14, 1995)
 Return Before Taxes                                                18.86%              11.36%               12.95%
 Return After Taxes on Distributions                                18.71                9.61                11.27
 Return After Taxes on Distributions and Sale of Fund Shares        12.39                8.80                10.44

  *The Funds' fiscal year end changed from October 31 to September 30, effective September 30, 2004.
**Reflective of the 1% fee assessed on redemptions of shares held for less than five years.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal period ended September 30, 2004, including the financial highlights for each of the five years during the period ended October 31, 2003, and the fiscal period from November 1, 2003, through September 30, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.






































                                                               SAI069 012005

                                     PART C

                             VANGUARD HORIZON FUNDS
                                OTHER INFORMATION


ITEM 22. EXHIBITS

(a) Declaration of Trust, filed on February 7, 2003, Post-Effective Amendment No. 15, is hereby incorporated by reference.
(b) By-Laws, filed on October 21, 2004, Post-Effective Amendment No. 19, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contracts, for Marathon Asset Management LLP, Acadian Asset Management, Inc., and PRIMECAP Management Company, filed on October 21, 2004, Post-Effective Amendment No. 19, are hereby incorporated by reference; The Vanguard Group, Inc. provides investment advisory services to the Strategic Equity Fund at cost pursuant to the Amended and Restated Funds' Service Agreement, referenced in Exhibit H below.
(e)    Underwriting Contracts, Not Applicable
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for Brown Brothers Harriman & Co., filed on October 22, 2001, Post-Effective Amendment No. 13; is hereby incorporated by reference; for The Bank of New York, is filed herewith.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on February 7, 2003, Post-Effective Amendment No. 15, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable
(j) Consent of an Independent Registered Public Accounting Firm, filed herewith.
(k)    Omitted Financial Statements, Not Applicable
(l)    Initial Capital Agreements, Not Applicable
(m)    Rule 12(b)-1 Plan, Not Applicable
(n) Rule 18f-3 Plan, filed on October 21, 2004, Post-Effective Amendment No. 19, is hereby incorporated by reference.
(o)    Reserved
(p) Code of Ethics, for The Vanguard Group, Inc., filed herewith; for PRIMECAP Management Company, filed on June 22, 2001, Post-Effective Amendment No. 12, is hereby incorporated by reference; for Marathon Asset Management LLP and Acadian Asset Management, Inc., filed on October 21, 2004, Post-Effectire Amendment No. 19, are herby incorporated by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Marathon Asset Management LLP (Marathon-London) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers
Act). The list required by this Item 26 of officers and directors of Marathon-London, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Marathon-London pursuant to the Advisers Act (SEC File No. 801-36717).


  Acadian Asset Management, Inc. (Acadian) is an investment adviser registered under the Investment Advisers Act of 1940 , as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Acadian, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedule B and D of Form ADV filed by Acadian pursuant to the Advisers Act (SEC File No. 801-28078 ).


  PRIMECAP Management Company (PRIMECAP) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of PRIMECAP, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by PRIMECAP pursuant to the Advisers Act (SEC File No. 801-19765).


  The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 26. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, The Bank of New York, One Wall Street, New York, NY 10286, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.


ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Fund(s)" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of January, 2005.

                                             VANGUARD HORIZON FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

----------------------------------------------------------------------------------------
              SIGNATURE                         TITLE                DATE


By:   ---------------------------- President, Chairman, Chief          January 25, 2005
         /S/ JOHN J. BRENNAN       Executive Officer, and Trustee
             (Heidi Stam)
           John J. Brennan*

By:   ---------------------------- Trustee                            January 25, 2005
         /S/CHARLES D. ELLIS
             (Heidi Stam)
          Charles D. Ellis*

By:   ---------------------------- Trustee                             January 25, 2005
          /S/ RAJIV L. GUPTA
             (Heidi Stam)
            RAJIV L. GUPTA*

By:   ---------------------------- Trustee                             January 25, 2005
      /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
       JoAnn Heffernan Heisen*

By:   ---------------------------- Trustee                            January 25, 2005
      /S/ ANDRE F. PEROLD
             (Heidi Stam)
          Andre F. Perold*
By:   ---------------------------- Trustee                             January 25, 2005
      /S/ ALFRED M. RANKIN, JR.
             (Heidi Stam)
        Alfred M. Rankin, Jr.*


By:   ---------------------------- Trustee                            January 25, 2005
        /S/ J. LAWRENCE WILSON
             (Heidi Stam)
         J. Lawrence Wilson*

By:   ---------------------------- Treasurer and Principal             January 25, 2005
        /S/ THOMAS J. HIGGINS      Financial Officer and Principal
             (Heidi Stam)          Accounting Officer
          Thomas J. Higgins*


** By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.

                                INDEX TO EXHIBITS

Custody Agreements . . . . . . . . . . . . . . . . . . . .  Ex-99.G

Consent of an Independent Registered Public Accounting Firm Ex-99.J

Code of Ethics . . . . . . . . . . . . . . . . . . . . . .  Ex-99.P